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Protective Investment Company

Semi-Annual Report

Cumberland
Hudson's Bay
Labrador
C. Farewell
Newfoundland
C. Charles
New Cornwall
New Hanover
CANADA
L. Superior
AMERICA
N. Scotia
C. Cod
New York
UNITED STATES
Washington
Chesapeak B.
Charlestown
New Orleans
GULF OF MEXICO
MEXICO
California
C. S. Lucas
Mexico
Socoro
Jamaica
Domingo
CARIBBEAN SEA
Guatimala
Bay of Panama
Sta Fe
COLOMBIA
GUIANA
Galapagos
G. of Guayaquil
C. Blanco
R. Amazon or Maranon
Para
Natal
SOUTH AMERICA
Lima
PERU
St Salvador or Bahia
Rio Janeiro
BRAZIL
S. Felix
Easter I.
Valparaiso
Juan Fernandez I.
Buenos Ayres
R. de la Plata
R. Grande
CHILI
Azores
Cape Verd
ATLANTIC OCEAN
EAST VARIATION
WEST VARIATION

June 30, 2001

Performance and Portfolio Review by Fund

Protective Global Income Fund4

Managed by Goldman Sachs Asset Management International

Performance Review—Over the six-month period that ended June 30, 2001, the Fund generated a 2.67% cumulative total return.1 Over the same time period, the Fund's benchmark, the J.P. Morgan Global Government Bond Index (hedged into U.S. dollars), generated a cumulative total return of 2.78%.

The global bonds markets performed well during the first half of 2001, especially compared to their equity counterparts. Economic data weakened as the global economy slowed further, dragging equity markets lower. The Japanese bond market was the best performing major market, as economic data became progressively worse. The U.S. market followed behind and was driven by 275 basis points of interest rate cuts by the Federal Reserve Board (the "Fed"), as well as further economic weakness, with much of the bad news centered around the Technology industry. However, the U.S. began to show signs of improvement in the second quarter, buoyed by a strong recovery in auto sales and a rebound in consumer confidence. European bonds lagged the U.S. and Japan, as the European Central Bank remained unclear about its interest rate policy. The UK was one of the worst performing major markets during the period, as economic data surprised on the upside, with housing sales reaching record levels in June and stronger than expected headline inflation.

The general tone in the credit markets, although volatile, improved sharply over the period. The main driver of positive sentiment was the aggressive rate cuts by the Fed, as the market continued to hold the view that it would do whatever was necessary to avert a recession. Declining equity market volatility helped overcome record supply and poor corporate earnings, pushing spreads tighter in all major markets.

Portfolio Highlights

Early in the first quarter we initiated a long duration position in the U.S. 7-10 year sector, believing the Fed would continue to aggressively cut rates. At the beginning of February 2001, we moved from our long duration position in the U.S., Europe and the UK to neutral. In February, we also put on a short position at the long end of the UK curve in favor of the long end of the Euro curve, believing that technical factors could result in a potential loss of support for the long end.

Towards the end of the first quarter our research implied that yield curves had fully priced in future interest rate cuts and we repositioned the portfolio to benefit from a flattening of yield curves across the U.S., Europe, UK and Japan.

At the beginning of the second quarter, we introduced a short 5-year Europe/Long 5-year U.S position. We removed this position in May, feeling that it was prudent to take profits. In Japan, we introduced a slight overweight duration position. We believed that monetary policy was likely to remain supportive for lower yields. However, since the end of June we have taken profits on our overweight Japanese government bond position. Toward the end of April, we also implemented a long Swedish versus short European position. We felt that the Swedish economy would be significantly impacted by the global slowdown and the decline in information technology spending. We closed out of this position in June, as expected inflation data came out higher than expected. At the beginning of May, we introduced a short duration position in the U.S. We felt that the interest rate cuts by the Fed, coupled with a further 25 basis points of cuts priced in for the remainder of the year, would provide ample stimulus for a recovery in economic activity.

Outlook

Although there have recently been conflicting data themes in the U.S., our outlook remains focused on the possibility of a substantial rebound in economic activity. We believe that the Fed's aggressive monetary easing, both in terms of speed and extent, will be a sufficient catalyst for a rebound, and that the aforementioned conflicting

1,4 Please see page 10 for disclosures.

themes are typical of a cyclical turning point. We feel that the economic recovery will be led predominantly by the "old economy," which effectively passed through a recession in 2000 and that it should now contribute positively to GDP growth in the second half of 2001. Within the Dollar Bloc we remain relatively positive on our outlook for the Australian, New Zealand and Canadian economies.

Within Europe, our economic outlook remains negative. The European Central Bank continues to refrain from taking definitive monetary action as core inflation in the Eurozone has reached uncomfortable levels. In general, we believe that Europe lags the U.S. by a three to six months and is thus still suffering from the pressures of slowing growth and low consumer and business confidence. Within the UK, we continue to believe that the economy remains in a robust position.

Our economic outlook for Japan continues to be negative. While real interest rates remain higher than in all other major global markets, we feel investment spending in Japan will continue to fall. This imbalance between excessive savings and lack of investment opportunities should continue to subdue levels of activity and generate further price deflation. We believe that real interest rates need to fall further to stimulate greater investment, which should lead to an increase in future inflation expectations.

Bond Allocation as of June 30, 2001*

Country of Issuer	Percentage of Net Assets
United States	29.5%
Japan	18.4
France	16.0
Germany	8.8
United Kingdom	7.1
Canada	2.8
Denmark	2.6
Spain	2.4
New Zealand	2.0
Sweden	1.7

Goldman Sachs Global Fixed Income Portfolio Management Team
July 12, 2001

* Please see page 10 for disclosures.

Protective International Equity Fund3

Managed by Goldman Sachs Asset Management International

Performance Review—Over the six-month period that ended June 30, 2001 the Fund generated a -15.39% cumulative total return.1 Over the same time period, the Fund's benchmark, the MSCI EAFE Index (unhedged with dividends reinvested) generated an aggregate total return of -14.75%. As these returns indicate, it has been an extremely challenging period in the financial markets.

Regional Overview

High volatility and low visibility characterized international equity markets over the first half of 2001, with the MSCI EAFE falling 14.75% in U.S. dollar terms. All major indices declined both in local currency and U.S. dollar terms, except for Japan, where the MSCI Index managed to post a marginal local currency gain of 0.3%. However, during the second quarter, markets were supported by further easing of monetary policy on a global basis. This was especially dramatic in the U.S., where interest rates were cut three times for a total of 125 basis points (bps). Monetary easing was a similarly key theme, with the Bank of England cutting rates twice and the European Central Bank once by 25bps.

Slowing demand across the continent, indicated by bloated inventories in France and weak industrial production numbers in Germany, raised hopes that rates would fall further. European stocks lagged the rest of the world, with Information Technology Hardware, Telecoms and Retailers especially weak. In the UK, stronger domestic data and inflation fears within Euroland dampened expectations of further monetary easing. Against this backdrop, investors were spurred on by the prospect of global re-flation, a sentiment echoed by second quarter U.S. data releases. These numbers appeared to indicate a recovery in business and consumer confidence, more resilient housing starts, and a drop-off in jobless claims.

In Asia, market returns were mixed. Japan was flat during the first half of the year, bolstered by the election of Junichiro Koizumi as party leader and Prime Minister. Investors rushed to buy "old economy" shares, anticipating that Koizumi would accelerate structural reform. However, in the wake of the election, enthusiasm dissipated with the release of further negative economic data. This included April's industrial production number which stood at its weakest since May 1998. Elsewhere in the region stocks declined by 8.11% (MSCI Asia Index in U.S. dollar terms).

Portfolio Highlights

•
Takefuji Corp.:  Takefuji is Japan's largest consumer loan company. The firm possesses a strong family-led management team and its stock was re-rated from its low valuation (a price-to-earnings ratio less than 12 times earnings), as the market appreciated and Takefuji's business has increased earnings to the double-digit range.

•
P&O Princess Cruises:  P&O Princess is one of three dominant global cruise operators. As a key player in the industry, P&O has achieved excellent returns on capital. Its business is U.S.-dominated, but its European business is growing rapidly. We chose to initiate our position earlier this year based on our strong conviction in the company's long-term prospects. In addition, we added to our exposure in the second quarter 2001, as we increased our holdings in the Consumer Cyclicals sector.

•
Diageo:  The Fund benefited significantly from our holdings in Consumer Staples stocks such as Diageo. A dominant global spirits business, Diageo is driving sales growth through new product innovation, boasting such brand successes as the various Bacardi products and Smirnoff Ice. Our recent meeting with Diageo highlighted the focus of the company's management team on achieving synergies from recent acquisitions.

Outlook

•
Europe—The weak euro and inflationary pressures have prevented the European Central Bank from reducing interest rates by any meaningful extent. However, going forward pricing pressures should ease, given stable to declining energy prices, which should

1,3 Please see page 10 for disclosures.

  enable room for rates to decline. We are predicting a trough in economic growth in the second half of this year, with the equity markets anticipating a more robust 2002. With this in mind, we believe the Fund is positioned accordingly. We have a pro-cyclical bias, which we are inclined to increase rather than decrease at this stage. Despite underlying economic conditions worsening, we believe the equity markets will anticipate the upturn several months ahead of time.

•
Japan—It is difficult to forecast the overall direction of the Japanese equity market in the near-term, due to several mixed signals. Given the current earnings disappointments by U.S. Technology companies and the weaker prices of electric devices such as DRAM and flash memory, more investors are now concerned over downward earnings revision by high-tech firms. In addition, current weaker economic indicators imply an increased risk of deterioration in the domestic macro economy. On the other hand, some still believe that the global economies will bottom out in the second half of the year, fueled by aggressive rate cuts by the Federal Reserve Board and tax cuts in the U.S. From a valuation perspective, Japanese stock prices appear relatively cheap, suggesting that most of the news has been already reflected in current share prices. However, some triggers would be required to initiate a rebound, such as a confirmation of a soft-landing in the global economies, signs of recovery in demand for electronics products, or a re-acceleration of Japanese corporate restructuring momentum.

•
Asia—Earnings forecasts for the Technology, Media and Telecom areas continue to be revised downward, and there are few signs of bottoming in these sectors. Our domestic consumption plays are still performing well and should benefit from a pickup in the regional domestic economies. We also expect that upstream petroleum companies should perform well, as they are likely to benefit from the sustained strength in energy price.

Top 10 Portfolio Holdings as of June 30, 2001*

Company	Country	Line of Business	Percentage of Net Assets
GlaxoSmithKline PLC	United Kingdom	Pharmaceuticals	3.9%
Royal Dutch Petroleum Co.	The Netherlands	Oil & Gas Services	2.7
Vodafone Group PLC	United Kingdom	Telecommunications	2.6
Nestle SA	Switzerland	Foods	2.5
BP PLC	United Kingdom	Oil & Gas Services	2.0
Ing Groep N.V.	The Netherlands	Financial Services	1.9
Diageo PLC	United Kingdom	Foods	1.8
Takeda Chemical Industries Ltd.	Japan	Drugs & Health Care	1.6
Nokia Oyj	Finland	Telecommunications	1.4
Tesco PLC	United Kingdom	Retail	1.4

Goldman Sachs International Equity Portfolio Management Team
July 12, 2001

* Please see page 10 for disclosures.

Protective Capital Growth Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the six-month period that ended June 30, 2001, the Fund generated a -7.30% cumulative total return.1 Over the same time period the Fund's benchmark, the S&P 500 Index (with dividends reinvested) generated a -6.70% cumulative total return.

As these returns indicate, it has been an extremely challenging period in the financial markets. The Fund's performance relative to the benchmark was largely due to stock selection and sector allocation.

Portfolio Highlights

•
Microsoft Corp.:  Microsoft breathed a sigh of relief as the U.S. Court of Appeals reversed an earlier order to split the company into separate entities. Although the court stated that Microsoft does in fact hold a monopoly in the personal computer operating system business, without an impending break-up looming over its head, Microsoft can once again focus on selling software.

•
International Business Machines:  Market sensitivity to both good and bad news led to strong performance from IBM during the last quarter. At a point where most Technology companies were warning of weak sales and profits, IBM stated that margins were actually increasing across many business segments. As a result, the company's stock price soared on the positive news.

•
AOL Time Warner, Inc.:  AOL Time Warner beat first quarter consensus earnings estimates, confirming the fact that the online and media business merger is going smoothly. Despite the slow advertising environment, the firm's unique structure affords it the ability to offer its customers a diversified platform on which they can advertise.

Outlook

Although the major market indices generated positive returns during the second quarter, certain industries continued to have difficulty coping with the sluggish business environment. Recently, consumer confidence has begun to rise, and several well-known companies, most notably in the Technology sector, have seen demand accelerate. Going forward, we expect these macroeconomic indications to grow more favorable. However, in the near-term we cannot predict the movement of the market. With no predetermined outcome for the U.S. equity market or economy, we will not only continue to focus on the extremely detailed investigation of the businesses in which we invest, but maintain a diversified portfolio of companies with enduring competitive advantages. We firmly believe that through intense fundamental research and bottom-up stock selection, we can continue to deliver strong returns for our clients.

Top 10 Portfolio Holdings as of June 30, 2001*

Company	Line of Business	Percentage of Net Assets
Microsoft Corp.	Computer Software & Services	4.5%
General Electric Co.	Diversified Manufacturing	4.4
AOL Time Warner, Inc.	Multimedia	2.9
Exxon Mobil Corp.	Oil	2.9
Pfizer, Inc.	Drugs & Health Care	2.9
Citigroup, Inc.	Banks	2.5
Wal-Mart Stores, Inc.	Retail	2.4
Bristol Myers Squibb Co.	Drugs & Health Care	2.0
Fannie Mae	Financial Services	2.0
Freddie Mac	Financial Services	1.9

Goldman Sachs Growth Equity Investment Management Team
July 12, 2001

1,4,* Please see page 10 for disclosures.

Protective Growth and Income Fund4

Managed by Goldman Sachs Asset Management

Performance Review—Over the six-month period that ended June 30, 2001, the Fund generated a -6.05% cumulative total return.1 Over the same time period the Fund's benchmark, the S&P 500 Index (with dividends reinvested) (the "Index") generated a -6.70% cumulative total return.

Our underweight in Technology had an unfavorable impact on performance during the first six months of the year. Technology stocks in general rebounded sharply during the second half of the period from lows reached earlier in the year. We continue to find it difficult to identify enough compelling opportunities in this group to significantly add to our position. In Consumer Cyclicals, CVS Corporation (0.4%) declined sharply after several quarters of strong gains. The company is experiencing some weakness in pharmacy sales. We continue to hold a modest position in the stock.

The Fund's relative outperformance versus the Index was due mostly to stock selection. In particular, our holdings in the Industrial and Utility sectors were our largest relative contributors. One area of focus in the utility sector has been on low-cost providers with nuclear and coal generation capabilities, such as our holdings in Exelon Corp. (0.4%) and DTE Energy (0.3%). We also avoided wholesale independent power producers, a group of companies that have been highly priced in the market in the expectation of continued high growth rates. Our underweight in the Consumer Staple and Financials sectors also contributed positively to performance relative to the Index.

Portfolio Highlights

•
Freddie Mac:  Freddie Mac was a positive contributor to relative performance in the first half of 2001. Freddie Mac maintains its dominant position in the financial service sector and it benefits from a strong, growing portfolio, as well as from the continuing trend of lower interest rates.

•
Microsoft Corp.:  Within the technology sector, Microsoft was a positive contributor to relative performance, as it continues to be an industry leader with a very broad customer base. The firm has shown stability in its business model and has continued to gain traction in the servers software space. It was also aided by the U.S. Court of Appeals reversal of an earlier order to split the company into separate entities.

•
Energy East Corp. and First Energy Corp.:  In the utility sector, both of these stocks enhanced results. Energy East has proven to be an opportunity that has been overlooked and under-appreciated among transmission and distribution companies. First Energy is a well-run integrated utility with enormous cash flows.

Outlook

We believe that our Value funds can provide much-needed diversification to Growth-oriented holdings in our clients' overall asset allocation. The investment styles of Value and Growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged Value cycle would certainly be a favorable performance backdrop. In constructing our portfolios, we focus on stock selection. Our emphasis will continue to be on companies with the following attributes: sustainable or niche operating advantages, shareholder-oriented managements, and attractive valuation levels.

Top 10 Portfolio Holdings as of June 30, 2001*

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Diversified Manufacturing	4.2%
Microsoft Corp.	Computer Software & Services	3.3
Citigroup, Inc.	Banks	3.0
Exxon Mobil Corp.	Oil	2.8
Freddie Mac	Financial Services	2.6
Pfizer, Inc.	Drugs & Health Care	2.4
AOL Time Warner, Inc.	Multimedia	2.2
Wal-Mart Stores, Inc.	Retail	2.0
International Business Machines, Inc.	Computer Hardware/Software & Services	1.8
American International Group, Inc.	Insurance	1.7

Goldman Sachs Value Management Team
July 12, 2001

1,4,* Please see page 10 for disclosures.

Protective CORESM U.S. Equity Fund

Managed by Goldman Sachs Asset Management

Performance Review—Over the six-month period that ended June 30, 2001 the Fund generated a -5.84% cumulative total return.1 Over the same time period the Fund's benchmark, the S&P 500 Index (with dividends reinvested) (the "Index") generated a -6.70% cumulative total return.

The CORE strategy is a well-defined investment process that has historically provided consistent, risk-managed performance. The diversification of our models typically adds value because, when one theme doesn't work, others usually do. For example, when momentum stocks underperform, value stocks typically outperform more than average.

Portfolio Highlights

Among our CORE themes, Momentum experienced a trying first quarter. However, it recovered with such persistence that it became the biggest contributor to positive excess returns during the reporting period. Profitability, which favors companies with sound fundamentals, such as high profit margins and good operating efficiency, added value during both quarters. The Fundamental Research and Earnings Quality themes struggled, with the former being hurt as analysts were slow to react to shifts in the market environment. However, Value performed consistently well throughout the period, emerging as a strong contributor to the sector's outperformance.

Stock selection was a positive contributor in nine of the 13 sectors that make up the benchmark Index, most notably in the Energy and Consumer Non-cyclical sectors. Unsuccessful investments in Technology, combined with this sector's heavy weighting in the portfolio and the Index, decreased relative returns. In terms of specific stocks, underweights in the poorly performing JDS Uniphase Corp., Lucent Technologies (0.1%) and Coca Cola Co. (0.3%) were the biggest positive contributors to the Fund's performance. Overweights in CVS Corp. (0.7%) and Dell Computer Corp., and an underweight in Corning Inc. (0.2%) were the biggest detractors from returns.

Outlook

To a large extent, the market's returns were driven by relatively few stocks and return dispersion (the difference between the best- and worst-performing stocks) remained quite high during the reporting period. Going forward, we continue to believe that cheaper stocks should outpace more expensive ones, good momentum stocks should perform better than poor momentum stocks and lower-risk stocks should perform better than higher risk stocks as should those favored by research analysts. As such, we anticipate remaining fully invested and expect that the value we add over time will be due to stock selection, as opposed to sector or size allocations.

Top 10 Portfolio Holdings as of June 30, 2001*

Company	Line of Business	Percentage of Net Assets
General Electric Co.	Diversified Manufacturing	4.1%
Microsoft Corp.	Computer Software & Services	3.8
Exxon Mobil Corp.	Oil	3.5
Citigroup, Inc.	Banks	3.2
Pfizer, Inc.	Drugs & Health Care	2.7
International Business Machines, Inc.	Computer Hardware/Software & Services	2.6
AOL Time Warner, Inc.	Multimedia	2.4
Verizon Communications	Telecommunications	2.1
Johnson & Johnson Co.	Drugs & Health Care	1.9
Fannie Mae	Financial Services	1.6

Goldman Sachs Quantitative Equity Management Team
July 12, 2001
CORESM is a service of Goldman, Sachs & Co.

1,* Please see page 10 for disclosures.

Protective Small Cap Value Fund2,4

Managed by Goldman Sachs Asset Management

Performance Review—Over the six-month period that ended June 30, 2001, the Fund generated a 16.88% cumulative total return.1 Over the same time period the Fund's benchmarks, the Russell 2000 Value Index (with dividends reinvested) and Russell 2000 Index (with dividends reinvested) generated a 12.84% and 6.96% cumulative total return, respectively.

Portfolio Highlights

•
Commercial Metals Co.:  Commercial Metals, a Basic Materials company, generated strong results during the reporting period. While its peer group was battered by the strong U.S. dollar and weak market demand, Commercial Metals recently reported strong results with significant excess cash flow. We believe the market is beginning to differentiate Commercial Metals from other mini mills.

•
Tropical Sportswear International:  This men's apparel producer performed very well during the first half of 2001. We view Tropical Sportswear as a strong company that continues to build its business with solid fundamentals and good prospects. It also possesses a strong competitive advantage within its niche.

•
Manor Care:  Manor Care is one of the largest long term healthcare providers in the U.S. The firm is a well-managed, low cost operator which has maintained positive results from strategic growth initiatives implemented last year. It also continues to benefit from gradual improvements occurring within the nursing home industry.

Outlook

We believe that value-oriented funds can provide much-needed diversification to growth-type holdings as the U.S. market continues to experience relatively high levels of volatility. The investment styles of value and growth have cycles, and these cycles are inherently unpredictable. We believe that our holdings are well positioned for a variety of market environments, but a prolonged value cycle would certainly be a favorable performance backdrop. Furthermore, a return to moderate economic growth in 2001 and attractive relative valuation should bode well for many stocks in the value universe. Our focus will continue to be on companies with the following attributes: sustainable or niche operating advantages, shareholder-oriented management teams, and attractive valuation levels.

Top 10 Portfolio Holdings as of June 30, 2001*

Company	Line of Business	Percentage of Net Assets
Sierra Pacific Resources	Electric Utilities	3.1%
Zenith National Insurance Corp.	Insurance	2.3
Ingram Micro, Inc.	Retail	1.9
Pacific Century Financial Corp.	Banks	1.7
Commercial Metals Co.	Steel	1.6
Charming Shoppes	Retail	1.6
Prentiss Properties Trust	Real Estate	1.6
Tropical Sportswear International Corp.	Textiles	1.5
ShopKo Stores, Inc.	Retail	1.5
Swift Energy Co.	Oil & Gas Drilling	1.5

Goldman Sachs Value Management Team
July 12, 2001

1,2,4,* Please see page 10 for disclosures.

*
Opinions expressed in this report represent our present opinions only. Reference to individual securities should not be construed as a commitment that such securities will be retained in the Fund. From time to time, the Fund may change the individual securities it holds, the number or types of securities held and the markets in which it invests. References to individual securities do not constitute a recommendation to the investor to buy, hold or sell such securities. In addition, references to past performance of the Fund do not indicate future returns, which are not guaranteed and will vary. Furthermore, the value of shares of the Fund may fall as well as rise.

1
Fund results represent past performance and do not indicate future results. The value of an investment and the return on an investment will fluctuate, and redemption proceeds may be higher or lower than an investor's original cost. Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of the period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund.

Further, all performance data is historical and includes changes in share price and reinvestment of dividends and capital gains. Performance numbers are net of all Fund operating expenses but do not reflect and any fees and charges imposed in connection with a variable annuity or variable life insurance contract. If the performance information included the effect of these charges or if Protective Investment Advisors, Inc. did not reimburse certain Fund expenses, total returns would be lower.

2
The stocks of smaller companies are often associated with higher risks and greater volatility than stocks of larger companies. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

3
Emerging market securities are volatile. They are subject to substantial currency fluctuations and sudden economic and political developments. At times, the Fund may be unable to sell certain of its portfolio securities without a substantial drop in price, if at all.

4
The Fund's foreign investments may be more volatile than an investment in U.S. securities and are subject to the risks of currency fluctuations and political developments.

PROTECTIVE GLOBAL INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2001 (Unaudited)

Security Description		Principal Amount (000)	U.S.$ Value
CORPORATE BONDS—30.2%
CANADA—0.5%
North America Capital Corp.
8.250%, 11/17/2003	GBP	200	$289,636

FRANCE—1.6%
Credit National Interfinance BV
7.000%, 11/14/2005	USD	500	508,849
France Telecom
7.750%, 03/01/2011	USD	400	406,092

			914,941

GERMANY—2.4%
LB Rheinland-Pfalz Girozentrale
5.750%, 10/16/2003	EUR	511	444,233
Treuhandanstalt
7.125%, 01/29/2003	EUR	1,100	969,111

			1,413,344

JAPAN—1.2%
European Investment Bank
2.125%, 09/20/2007	JPY	50,000	439,191
International Bank for Reconstruction & Development
2.000%, 02/18/2008	JPY	30,000	263,614

			702,805

LUXEMBOURG—1.2%
Sogerim SA
7.000%, 04/20/2011	EUR	500	425,287
Tyco International Group SA
6.125%, 04/04/2007	EUR	310	267,944

			693,231

NORWAY—0.5%
Sparebanken Rogaland
9.200%, 08/18/2009 (a)	USD	300	318,281

THE NETHERLANDS—0.7%
Deutsche Telekom AG
8.000%, 06/15/2010	USD	270	276,858
TPSA EuroFinance BV
6.625%, 03/01/2006	EUR	200	169,111

			445,969

UNITED KINGDOM—5.7%
British Telecommunications PLC
6.125%, 02/15/2006	EUR	350	301,011
6.875%, 02/15/2011	EUR	200	172,476
Cable & Wireless PLC
6.500%, 12/16/2003	USD	400	407,594
Eastern Electricity PLC
8.375%, 03/31/2004	GBP	300	441,736
Imperial Tobacco Group PLC
7.125%, 04/01/2009	USD	400	391,354
Lehman Brothers Holdings PLC
6.950%, 06/22/2004	GBP	400	568,144
Pearson PLC
7.000%, 06/15/2011 (a)	USD	200	196,928
Royal Bank of Scotland
5.250%, 07/22/2008	DEM	800	335,238
Standard Charter Bank
5.375%, 05/06/2009	EUR	200	159,204
TXU Europe Funding Ltd.
7.000%, 11/30/2005	EUR	300	263,791
United Utilities PLC
6.450%, 04/01/2008	USD	100	93,513

			3,330,989

UNITED STATES—16.4%
Ameritech Capital Funding Corp.
5.875%, 02/19/2003	USD	400	404,634
Associates Corp. of North America
5.800%, 04/20/2004	USD	400	403,596
AT&T Wireless Services, Inc.
7.875%, 03/01/2011	USD	200	199,630
Capital One Bank
6.875%, 02/01/2006	USD	300	293,508
CIT Group, Inc.
5.500%, 05/16/2005	EUR	300	254,352

The accompanying notes are an integral part of the financial statements.

Citigroup, Inc.
6.750%, 12/01/2005	USD	600	621,054
Clear Channel Communications, Inc.
6.500%, 07/07/2005	EUR	500	429,468
Countrywide Home Loans, Inc.
5.250%, 12/15/2005	DEM	800	337,033
DaimlerChrysler NA Holding Corp.
7.500%, 12/07/2006	GBP	200	287,174
Delhaize America, Inc.
8.125%, 04/15/2011 (a)	USD	200	208,617
Ford Motor Credit Co.
6.875%, 02/01/2006	USD	650	658,513
General Electric Capital Corp.
6.875%, 11/15/2010	USD	300	312,909
General Motors Acceptance Corp.
6.750%, 01/15/2006	USD	400	406,182
Georgia-Pacific Group
7.500%, 05/15/2006	USD	200	201,027
Household Finance Corp.
6.125%, 02/27/2003	USD	300	302,685
5.875%, 03/31/2008	EUR	600	502,508
6.750%, 05/15/2011	USD	100	98,655
HSBC USA, Inc.
7.000%, 11/01/2006	USD	600	622,920
International Paper Co.
6.125%, 11/01/2003	USD	100	100,830
Kellogg Co.
6.000%, 04/01/2006 (a)	USD	300	295,413
Masco Corp.
6.000%, 05/03/2004	USD	200	199,860
Osprey Trust
6.375%, 01/15/2003 (a)	EUR	200	173,049
Prudential Insurance Company of America
6.375%, 07/23/2006	USD	600	596,707
Santander Financial Issuances
7.750%, 05/15/2005	USD	400	419,072
The Coastal Corp.
6.200%, 05/15/2004	USD	300	299,181
Viacom, Inc.
6.400%, 01/30/2006	USD	400	405,829
Wisconsin Energy Corp.
5.875%, 04/01/2006	USD	400	397,427
WorldCom, Inc.
6.750%, 05/15/2008	EUR	200	167,985

			9,599,818

TOTAL CORPORATE BONDS— (Cost $18,288,008)			17,709,014

GOVERNMENT AND AGENCY SECURITIES—68.2%
BELGIUM—1.5%
Kingdom of Belgium
6.500%, 03/31/2005	EUR	500	449,545
4.750%, 09/28/2005	EUR	500	423,513

			873,058

CANADA—2.4%
Government of Canada
5.500%, 06/01/2009	CAD	2,200	1,415,982

DENMARK—2.7%
Kingdom of Denmark
8.000%, 05/15/2003	DKK	10,000	1,200,530
8.000%, 03/15/2006	DKK	3,000	383,199

			1,583,729

FRANCE—14.9%
Government of France
3.500%, 07/12/2004	EUR	3,000	2,476,563
6.500%, 10/25/2006	EUR	2,900	2,659,580
4.000%, 10/25/2009	EUR	150	117,656
5.500%, 04/25/2010	EUR	2,200	1,904,491
8.500%, 10/25/2019	EUR	1,100	1,236,924
5.500%, 04/25/2029	EUR	450	366,556

			8,761,770

GERMANY—6.6%
Federal Republic of Germany
7.375%, 01/03/2005	EUR	1,800	1,659,025
5.250%, 07/04/2010	EUR	200	172,150
6.250%, 01/04/2024	EUR	500	447,976

The accompanying notes are an integral part of the financial statements.

6.250%, 01/04/2030	EUR	1,750	1,588,275

			3,867,426

ITALY—0.4%
Republic of Italy
5.250%, 11/01/2029	EUR	300	227,347

JAPAN—17.7%
Government of Japan
0.900%, 12/22/2008	JPY	560,000	4,521,011
1.300%, 06/20/2011	JPY	390,000	3,160,404
2.500%, 12/21/2020	JPY	215,000	1,922,977
1.900%, 03/22/2021	JPY	60,000	486,385
2.400%, 02/20/2030	JPY	35,000	295,105

			10,385,882

NEW ZEALAND—2.1%
Government of New Zealand
8.000%, 11/15/2006	NZD	2,800	1,203,421

SPAIN—2.5%
Government of Spain
4.750%, 03/14/2005	JPY	20,000	187,305
Kingdom of Spain
4.500%, 07/30/2004	EUR	1,500	1,270,250

			1,457,555

SWEDEN—1.8%
Government of Sweden
3.500%, 04/20/2006	SEK	12,000	1,028,020

UNITED KINGDOM—1.6%
U.K. Treasury
7.250%, 12/07/2007	GBP	250	385,298
9.000%, 08/06/2012	GBP	300	550,252

			935,550

UNITED STATES—14.0%
United States Treasury Bonds
8.125%, 08/15/2019	USD	2,100	2,614,814
7.500%, 11/15/2024	USD	1,500	1,800,465
6.250%, 05/15/2030	USD	1,610	1,705,328
United States Treasury Notes
3.625%, 01/15/2008 (b)	USD	656	671,243
5.750%, 08/15/2010	USD	1,400	1,432,410

			8,224,260

TOTAL GOVERNMENT AND AGENCY SECURITIES— (Cost $42,216,573)			39,964,000

SHORT TERM INVESTMENT—1.6%
TIME DEPOSIT—1.6%
State Street Corp. Eurodollar Time Deposit
4.000%, 07/02/2001	USD	948	948,000

TOTAL SHORT TERM INVESTMENT— (Cost $948,000)			948,000

TOTAL INVESTMENTS— (Cost $61,452,581)—100.0%			$58,621,014

OTHER INFORMATION

At June 30, 2001, the Global Income Fund had open short futures contracts as follows:

Short Futures	Expiration	Contracts	Market Value	Unrealized Gain/Loss
German Federal Bonds	Sept 01	4	$(358,573)	$(1,916)
U.S. Treasury Notes 5 yr.	Sept 01	93	(9,610,969)	(14,996)
U.S. Treasury Notes 2 yr	Sept 01	4	(820,562)	918

		101	$(10,790,104)	$(15,994)

*	See Glossary of Terms on page 48.
(a)	Pursuant to Rule 144A of the Securities Act of 1933, these securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2001, these securities amounted to $1,192,288 or 2.0% of Investments.

(b)	Treasury Inflation Protection Security.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INTERNATIONAL EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2001 (Unaudited)

Security Description	Shares	U.S.$ Value
COMMON STOCK—98.2%
AUSTRALIA—2.5%
BHP Billiton Ltd.	126,590	$670,854
BHP Billiton Ltd	134,831	732,406
Brambles Industries Ltd.	22,642	554,330
Tabcorp Holdings Ltd.	75,653	366,575
Woolworths Ltd.	222,150	1,246,384

		3,570,549

FINLAND—1.4%
Nokia Oyj	89,211	2,023,861

FRANCE—6.8%
Air Liquide SA	10,274	1,477,527
AXA	52,656	1,501,575
Castorama Dubois Investissement SA	2,351	505,859
France Telecom SA	9,805	467,810
Lafarge SA	20,245	1,732,819
Schneider Electric SA	21,090	1,167,088
Total Fina SA	8,517	1,193,812
Vivendi Environnement	27,088	1,141,129
Vivendi Universal SA	8,127	474,185

		9,661,804

GERMANY—6.5%
Allianz AG	4,878	1,425,148
Bayerische Motoren Werke (BMW) AG	37,239	1,233,925
Deutsche Bank AG	21,487	1,541,223
Deutsche Telekom AG	34,636	790,163
Infineon Technologies AG	22,419	526,272
Munich Reinsurance AG	3,807	1,062,078
SAP AG	10,992	1,526,849
Siemens AG	16,587	1,019,107

		9,124,765

HONG KONG—1.8%
Giordano International Ltd.	704,000	370,061
Hang Seng Bank Ltd.	85,600	877,971
Hutchison Whampoa Ltd.	21,400	216,063
Li & Fung Ltd.	364,000	597,349
Sun Hung Kai Properties Ltd.	47,000	423,312

		2,484,756

IRELAND—1.0%
Bank of Ireland	144,542	1,433,154

ITALY—3.5%
San Paolo-IMI SPA	84,332	1,082,012
Telecom Italia SPA	269,681	1,980,065
Unicredito Italiano SPA	430,000	1,847,525

		4,909,602

JAPAN—25.9%
Advantest Corp.	4,800	411,451
Asahi Chemical Industry Co. Ltd.	211,000	886,569
Banyu Pharmaceutical Co. Ltd.	30,000	549,675
Canon, Inc.	46,000	1,859,033
Chiba Bank Ltd.	76,000	274,846
Circle K Japan Co.	31,800	920,520
Daiwa Securities Group, Inc.	91,000	952,249
Fuji Photo Film Co.	38,000	1,639,323
Honda Motor Co. Ltd.	18,000	790,955
Kao Corp.	72,000	1,789,752
KEYENCE CORP.	3,500	694,612
Kirin Brewery Co. Ltd.	109,000	927,344
Konami Corp.	13,100	597,699
Mitsui Marine & Fire	180,000	920,857
Mizuho Holdings, Inc.	232	1,078,983
Murata Manufacturing Co. Ltd.	12,300	817,633
NGK Insulators Ltd.	92,000	807,794
Nippon Telegraph & Telephone Corp.	270	1,407,265
Nomura Securities Co. Ltd.	45,000	862,401
Ricoh Co. Ltd.	32,000	690,241
Rohm Co. Ltd.	8,800	1,367,525
Sanyo Electric Co. Ltd.	115,000	726,646
Secom Co. Ltd.	16,500	920,856
Sharp Corp.	88,000	1,199,583
Shin-Etsu Chemical Co. Ltd.	20,000	734,504
SKYLARK Co. Ltd.	50,000	1,423,302
SMC Corp.	10,700	1,145,417
SONY Corp.	12,700	835,057
Sumitomo Mitsui Banking Corp.	134,000	938,032

The accompanying notes are an integral part of the financial statements.

Takeda Chemical Industries Ltd.	49,000	2,278,887
Takefuji Corp.	9,400	853,997
The Sumitomo Bank	39,000	322,107
Tokyo Electric Power Co.	66,200	1,714,586
Toppan Forms Co. Ltd.	56,300	945,782
Toyota Motor Corp.	55,000	1,936,092
UFJ Holdings, Inc.	67	360,492

		36,582,067

SINGAPORE—0.6%
Singapore Technologies Engineering Ltd.	631,000	893,513

SPAIN—3.5%
Acerinox SA	36,891	1,025,435
Altadis SA	46,954	670,083
Banco Santander Central Hispano SA	79,723	722,905
Industria de Diseno Textil, SA*	63,884	1,020,511
Telefonica SA	117,734	1,452,704
Union Fenosa, SA	2,329	43,520

		4,935,158

SWEDEN—4.2%
Investor AB	102,663	1,307,719
Nordbanken Holding AB	190,444	1,085,949
Securitas AB, Class B	83,770	1,467,689
Skandia Forsakrings AB	134,253	1,234,737
Telefona AB LM Ericsson	150,898	825,755

		5,921,849

SWITZERLAND—9.4%
Adecco SA	31,901	1,502,268
Credit Suisse Group	8,101	1,332,505
Nestle SA*	16,540	3,516,994
Novartis AG	48,960	1,772,807
Roche Holding AG	27,500	1,982,327
Swiss Re	669	1,337,628
UBS AG	8,999	1,289,865
Zurich Financial Services AG	1,716	585,532

		13,319,926

THE NETHERLANDS—8.0%
Aegon N.V.	37,882	1,067,428
ASM Lithography Holding N.V.*	50,349	1,130,282
Ing Groep N.V.	42,236	2,763,211
Koninklijke (Royal) Philips Electronics N.V.	55,971	1,485,115
Royal Dutch Petroleum Co.	67,550	3,891,530
VNU N.V.	27,265	924,229

		11,261,795

UNITED KINGDOM—23.1%
Amvescap PLC	79,122	1,376,130
AstraZeneca Group PLC	17,165	800,867
Barclays PLC	60,632	1,861,459
Bass PLC	60,657	634,695
BP PLC	353,952	2,913,561
British Telecommunications PLC	314,132	1,977,493
Diageo PLC	233,980	2,570,209
Exel PLC	49,641	530,962
GlaxoSmithKline PLC	198,610	5,594,049
HSBC Holdings PLC	164,397	1,950,558
National Grid Group PLC	91,784	677,319
P & O Princess Cruises PLC	291,726	1,520,099
Reuters Group PLC	69,993	909,812
Smiths Group PLC	131,654	1,529,619
Tesco PLC	552,541	1,995,938
Unilever PLC	234,891	1,981,474
Vodafone Group PLC	1,695,647	3,761,069

		32,585,313

TOTAL COMMON STOCK— (Cost $159,502,174)		138,708,112

DEPOSITORY RECEIPTS—1.8%
FRANCE—0.8%
Vivendi Universal SA, ADR	20,680	1,199,440

IRELAND—0.6%
Elan Corp. PLC, ADR*	13,700	835,700

The accompanying notes are an integral part of the financial statements.

UNITED KINGDOM—0.4%
GlaxoSmithKline PLC, ADR	9,500	533,900

TOTAL DEPOSITORY RECEIPTS— (Cost $2,667,985)		2,569,040

TOTAL INVESTMENTS—(Cost $162,170,159)—100.0%		$141,277,152

*	Denotes non-income producing security.
ADR	American Depository Receipt

Analysis of Industry Classifications

Industry	Percent of Investments	Value
Auto Components	0.6%	$807,794
Automobile	3.6	5,106,389
Beverages	0.7	927,343
Building Products	1.6	2,238,677
Business Services	2.1	2,969,957
Chemical Products	2.2	3,098,600
Communication Services	1.0	1,407,265
Computer Software & Services	1.7	2,447,705
Cosmetics	1.3	1,789,752
Diversified Manufacturing	1.8	2,548,726
Diversified Operations	4.5	6,300,422
Drugs & Health Care	4.9	6,869,721
Electric Utilities	1.2	1,758,106
Electronics	5.5	7,772,855
Electronics—Instrumentation	0.5	694,612
Electronics—Semiconductors	1.3	1,893,796
Engineering	0.6	893,513
Finance & Banking	12.0	16,986,578
Financial Services	7.4	10,454,214
Foods	4.3	6,087,204
Household Products	1.4	1,981,474
Industrials	0.4	530,962
Insurance	4.9	6,979,388
Insurance Brokers	0.6	920,856
Investment Companies	0.9	1,307,719
Leisure Time	1.8	2,484,373
Media & Communications	0.6	909,812
Office Equipment & Supplies	1.8	2,549,274
Oil & Gas Services	5.7	7,998,904
Pharmaceuticals	5.3	7,478,491
Photography	1.2	1,639,323
Printing	0.7	945,782
Publishing—Newspapers	0.7	924,229
Real Estate	0.3	423,312
Restaurants	1.0	1,423,302
Retail	3.9	5,553,412
Steel	0.7	1,025,435
Telecommunications	8.0	11,298,855
Telephone	0.4	581,588
Tobacco	0.5	670,083
Transportation	0.4	597,349

TOTAL	100.0%	$141,277,152

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CAPITAL GROWTH FUND

SCHEDULE OF INVESTMENTS

June 30, 2001 (Unaudited)

Security Description	Shares	Value
COMMON STOCK—98.1%
ADVERTISING—0.5%
TMP Worldwide, Inc.*	20,500	$1,211,755

AEROSPACE/DEFENSE—0.9%
Boeing Co.	10,900	606,040
Honeywell International, Inc.	16,000	559,840
United Technologies Corp.	10,400	761,904

		1,927,784

AUTOMOBILE—0.8%
Ford Motor Co.	43,062	1,057,172
General Motors Corp.	10,367	667,117

		1,724,289

BANKS—3.4%
Bank of America Corp.	32,700	1,962,981
Citigroup, Inc.	107,933	5,703,180

		7,666,161

BEVERAGES—2.5%
Coca Cola Co.	51,500	2,317,500
PepsiCo, Inc.	76,400	3,376,880

		5,694,380

BROADCAST MEDIA—2.2%
Cablevision Systems Corp., Class A	12,900	754,650
Cablevision Systems Corp. - Rainbow Media Group*	6,450	166,410
Clear Channel Communications, Inc.*	19,976	1,252,495
EchoStar Communications Corp., Class A*	47,300	1,533,466
Univision Communications, Inc., Class A*	29,600	1,266,288

		4,973,309

BUSINESS SERVICES—1.2%
Automatic Data Processing, Inc.	16,600	825,020
First Data Corp.	29,300	1,882,525

		2,707,545

CHEMICALS—1.7%
Dow Chemical Co.	28,300	940,975
Du Pont (E.I.) de Nemours & Co.	34,232	1,651,352
Minnesota Mining & Manufacturing Co.	11,600	1,323,560

		3,915,887

COMMUNICATION SERVICES—0.1%
American Tower Corp., Class A*	10,800	223,236

COMPUTER HARDWARE/SOFTWARE & SERVICES—6.0%
Brocade Communications Systems, Inc.*	4,800	211,152
Cisco Systems, Inc.*	175,700	3,197,740
Dell Computer Corp.*	53,100	1,388,565
EMC Corp.	109,900	3,192,595
Hewlett-Packard Co.	31,800	909,480
International Business Machines, Inc.	30,400	3,435,200
Sun Microsystems, Inc.*	73,100	1,149,132

		13,483,864

COMPUTER SOFTWARE & SERVICES—7.7%
CheckFree Corp.*	11,100	389,277
E.piphany, Inc.*	15,950	162,052
Emulex Corp.*	13,400	541,360
Intuit, Inc.*	29,500	1,179,705
McDATA Corp., Class A*	14,131	247,999
Microsoft Corp.*	140,400	10,249,200
Oracle Corp.*	135,800	2,580,200
Verisign, Inc.*	13,690	821,537
VERITAS Software Corp.*	12,700	844,931
Yahoo!, Inc.*	11,400	227,886

		17,244,147

COSMETICS—1.0%
Avon Products, Inc.	22,600	1,045,928
Gillette Co.	21,200	614,588
Kimberly-Clark Corp.	10,200	570,180

		2,230,696

DIVERSIFIED MANUFACTURING—4.5%
Emerson Electric Co.	4,700	284,350
General Electric Co.	203,300	9,910,875

		10,195,225

DIVERSIFIED OPERATIONS—1.4%
Cendant Corp.*	65,500	1,277,250

The accompanying notes are an integral part of the financial statements.

Tyco International Ltd.	36,430	1,985,435

		3,262,685

DRUGS & HEALTH CARE—10.4%
American Home Products Corp.	36,900	2,156,436
Amgen, Inc.*	24,200	1,468,456
Bristol Myers Squibb Co.	84,560	4,422,488
Eli Lilly & Co.	25,100	1,857,400
Johnson & Johnson Co.	59,200	2,960,000
Merck & Co., Inc.	36,900	2,358,279
Pfizer, Inc.	161,450	6,466,072
Schering-Plough Corp.	44,900	1,627,176

		23,316,307

ELECTRIC UTILITIES—1.5%
AES Corp.*	48,900	2,105,145
Duke Energy Corp.	16,400	639,764
Mirant Corp.*	6,878	236,603
Southern Co.	17,300	402,225

		3,383,737

ELECTRONICS—0.5%
JDS Uniphase Corp.*	27,280	347,820
Texas Instruments, Inc.	26,900	847,350

		1,195,170

ELECTRONICS—SEMICONDUCTORS—0.6%
Applied Materials, Inc.*	12,200	599,020
PMC-Sierra, Inc.*	20,500	636,935

		1,235,955

ENVIRONMENTAL CONTROL—0.2%
Waste Management, Inc.	16,700	514,694

FINANCIAL SERVICES—10.2%
Ambac Financial Group, Inc.	43,000	2,502,600
Charles Schwab Corp.	99,950	1,529,235
Fannie Mae	51,900	4,419,285
Freddie Mac	62,900	4,403,000
MBNA Corp.	86,300	2,843,585
Merrill Lynch & Co., Inc.	16,200	959,850
Morgan Stanley Dean Witter & Co.	12,900	828,567
State Street Corp.	50,400	2,494,296
The Bank of New York Co., Inc.	20,100	964,800
Wells Fargo & Co.	43,600	2,024,348

		22,969,566

FOODS—0.9%
The Quaker Oats Co.	4,900	447,125
Wrigley (WM) Jr. Co.	33,580	1,573,223

		2,020,348

GAS & PIPELINE UTILITIES—0.3%
Enron Corp.	15,400	754,600

HOTELS—1.7%
Marriott International, Inc., Class A	44,800	2,120,832
Starwood Hotels & Resorts Worldwide, Inc.	44,000	1,640,320

		3,761,152

HOUSEHOLD PRODUCTS—2.7%
Colgate-Palmolive Co.	52,000	3,067,480
Energizer Holdings, Inc.*	54,766	1,256,880
Procter & Gamble Co.	26,400	1,684,320

		6,008,680

INSURANCE—2.4%
American International Group, Inc.	50,596	4,351,256
MetLife, Inc.	36,700	1,136,966

		5,488,222

INTEGRATED OIL—0.6%
Chevron Corp.	15,500	1,402,750

LEISURE TIME—0.7%
Sabre Group Holdings, Inc., Class A	33,200	1,660,000

METALS—0.4%
ALCOA, Inc.	21,000	827,400

MULTIMEDIA—5.5%
AOL Time Warner, Inc.*	124,950	6,622,350
Metro-Goldwyn-Mayer, Inc.*	34,000	770,100
Viacom, Inc., Class B*	83,196	4,305,393
Walt Disney Co.	24,000	693,360

		12,391,203

The accompanying notes are an integral part of the financial statements.

OIL—4.1%
Exxon Mobil Corp.	75,459	6,591,344
Schlumberger Ltd.	27,100	1,426,815
Texaco, Inc.	13,500	899,100
Unocal Corp.	11,700	399,555

		9,316,814

PAPER & FOREST PRODUCTS—0.7%
International Paper Co.	19,700	703,290
Weyerhaeuser Co.	13,800	758,586

		1,461,876

PUBLISHING—0.5%
Valassis Communications, Inc.*	34,250	1,226,150

PUBLISHING—NEWSPAPERS—1.3%
A.H. Belo Corp., Series A	63,000	1,186,920
Gannett Co., Inc.	10,100	665,590
New York Times Co., Class A	24,300	1,020,600

		2,873,110

RECREATIONAL PRODUCTS/LEISURE—1.1%
Harrah's Entertainment, Inc.*	72,600	2,562,780

RESTAURANTS—0.9%
McDonald's Corp.	73,500	1,988,910

RETAIL—4.5%
Home Depot, Inc.	52,450	2,441,547
Wal-Mart Stores, Inc.	112,300	5,480,240
Walgreen Co.	65,000	2,219,750

		10,141,537

SEMICONDUCTORS—2.4%
Intel Corp.	141,300	4,133,025
Xilinx, Inc.*	28,700	1,183,588

		5,316,613

TELECOMMUNICATIONS—8.5%
AT&T Corp.	43,660	960,520
AT&T Corp. - Liberty Media Corp., Class A*	135,900	2,376,891
Comcast Corp., Class A*	19,400	841,960
Crown Castle International Corp.*	96,190	1,577,516
Motorola, Inc.	28,091	465,187
Nortel Networks Corp.	32,600	296,334
Qualcomm, Inc.*	52,000	3,040,960
Qwest Communications International, Inc.	75,100	2,393,437
SBC Communications, Inc.	70,800	2,836,248
Sprint Corp. (FON Group)	17,100	365,256
Sprint Corp. (PCS Group)*	50,700	1,224,405
Verizon Communications	42,768	2,288,088
WorldCom, Inc. - WorldCom Group	32,450	460,790

		19,127,592

TOBACCO—1.6%
Philip Morris Cos., Inc.	72,700	3,689,525

TOTAL COMMON STOCK— (Cost $206,461,415)		221,095,654

DEPOSITORY RECEIPTS—1.5%
OIL—1.5%
Royal Dutch Petroleum Co. ADR	59,000	3,437,930

TOTAL DEPOSITORY RECEIPTS— (Cost $3,398,479)		3,437,930

	Principal Amount (000)
SHORT TERM INVESTMENT—0.4%
REPURCHASE AGREEMENT—0.4%
State Street Corp. 3.930%, 7/2/01 maturity value of $766,251, dated 6/29/01 (Collateralized by $845,000 United States Treasury Bond, 5.250%, 11/15/28, with a value of $783,353)	$766	766,000

TOTAL SHORT TERM INVESTMENT— (Cost $766,000)		766,000

TOTAL INVESTMENTS— (Cost $210,625,894)—100.0%		$225,299,584

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE GROWTH AND INCOME FUND

SCHEDULE OF INVESTMENTS

June 30, 2001 (Unaudited)

Security Description	Shares	Value
COMMON STOCK—96.2%
AEROSPACE/DEFENSE—1.6%
Honeywell International, Inc.	15,600	$545,844
The B.F. Goodrich Co.	29,300	1,112,814
United Technologies Corp.	25,900	1,897,434

		3,556,092

AGRICULTURE EQUIPMENT—0.9%
Deere & Co.	56,100	2,123,385

AIRLINES—0.8%
Southwest Airlines Co.	96,100	1,776,889

AUTO COMPONENTS—0.0%
Delphi Automotive Systems Corp.	1	16

BANKS—5.2%
Bank One Corp.	22,900	819,820
Citigroup, Inc.	128,433	6,786,400
J.P. Morgan Chase & Co.	21,760	970,496
M&T Bank Corp.	13,700	1,034,350
PNC Financial Services Group	34,100	2,243,439

		11,854,505

BEVERAGES—1.4%
Coca Cola Co.	41,600	1,872,000
PepsiCo, Inc.	28,200	1,246,440

		3,118,440

BEVERAGES—ALCOHOLIC—0.8%
Anheuser-Busch Cos., Inc.	41,700	1,718,040

BROADCAST MEDIA—0.6%
Clear Channel Communications, Inc.*	9,800	614,460
Fox Entertainment Group, Inc., Class A*	26,100	728,190

		1,342,650

BUSINESS SERVICES—1.6%
Automatic Data Processing, Inc.	27,900	1,386,630
First Data Corp.	34,000	2,184,500

		3,571,130

CHEMICALS—1.9%
Dow Chemical Co.	15,900	528,675
Du Pont (E.I.) de Nemours & Co.	35,900	1,731,816
Minnesota Mining & Manufacturing Co.	19,000	2,167,900

		4,428,391

COMPUTER HARDWARE/SOFTWARE & SERVICES—5.4%
Cisco Systems, Inc.*	135,600	2,467,920
Compaq Computer Corp.	29,800	461,602
Dell Computer Corp.*	58,900	1,540,235
EMC Corp.	65,900	1,914,395
Hewlett-Packard Co.	32,400	926,640
International Business Machines, Inc.	36,300	4,101,900
Sun Microsystems, Inc.*	53,700	844,164

		12,256,856

COMPUTER SOFTWARE & SERVICES—5.0%
Electronic Data Systems Corp.	14,900	931,250
Microsoft Corp.*	101,300	7,394,900
Oracle Corp.*	97,700	1,856,300
Siebel Systems, Inc.*	9,200	431,480
VERITAS Software Corp.*	11,750	781,727

		11,395,657

DIVERSIFIED MANUFACTURING—5.1%
Crane Co.	45,500	1,410,500
Emerson Electric Co.	4,500	272,250
General Electric Co.	197,600	9,633,000
Parker-Hannifin Corp.	5,700	241,908

		11,557,658

DIVERSIFIED OPERATIONS—0.9%
Tyco International Ltd.	37,800	2,060,100

DRUGS & HEALTH CARE—11.0%
Abbott Laboratories	37,500	1,800,375
American Home Products Corp.	28,800	1,683,072
Amgen, Inc.*	21,000	1,274,280
Baxter International, Inc.	12,400	607,600
Bristol Myers Squibb Co.	38,100	1,992,630
Eli Lilly & Co.	30,500	2,257,000
Johnson & Johnson Co.	65,400	3,270,000
Merck & Co., Inc.	41,000	2,620,310
Pfizer, Inc.	133,268	5,337,383
Pharmacia Corp.	29,571	1,358,788
Schering-Plough Corp.	59,300	2,149,032

The accompanying notes are an integral part of the financial statements.

The Estee Lauder Cos., Inc., Class A	18,000	775,800

		25,126,270

ELECTRIC UTILITIES—3.9%
DTE Energy Co.	16,300	756,972
Energy East Corp.	114,300	2,390,013
Entergy Corp.	24,600	944,394
Exelon Corp.	12,375	793,485
FirstEnergy Corp.	90,589	2,913,342
FPL Group, Inc.	18,200	1,095,822

		8,894,028

ELECTRICAL EQUIPMENT—0.2%
General Motors Corp., Class H*	20,600	417,150

ELECTRONICS—1.2%
Altera Corp.*	13,700	397,300
Arrow Electronics, Inc.*	38,427	933,392
Solectron Corp.*	16,200	296,460
Texas Instruments, Inc.	37,600	1,184,400

		2,811,552

ELECTRONICS—SEMICONDUCTORS—0.5%
Agere Systems, Inc., Class A*	130,859	981,443
Applied Micro Circuits Corp.*	10,100	173,720

		1,155,163

ENVIRONMENTAL CONTROL—0.7%
Waste Management, Inc.	50,800	1,565,656

FINANCIAL SERVICES—11.2%
Ambac Financial Group, Inc.	32,100	1,868,220
American Express Co.	15,500	601,400
Charles Schwab Corp.	15,600	238,680
Countrywide Credit Industries, Inc.	23,300	1,069,004
Dime Bancorp, Inc.	24,740	921,565
Fannie Mae	9,400	800,410
Freddie Mac	85,300	5,971,000
Household International, Inc.	26,800	1,787,560
John Hancock Financial Services, Inc.	47,200	1,900,272
Lincoln National Corp.	46,400	2,401,200
Mellon Financial Corp.	28,500	1,311,000
Merrill Lynch & Co., Inc.	8,200	485,850
Morgan Stanley Dean Witter & Co.	13,826	888,044
The Bank of New York Co., Inc.	32,600	1,564,800
U.S. Bancorp	39,670	904,079
USA Education, Inc.	13,900	1,014,700
Wells Fargo & Co.	36,500	1,694,695

		25,422,479

FOODS—0.5%
Hershey Foods Corp.	12,100	746,691
The Quaker Oats Co.	4,900	447,125

		1,193,816

HOUSEHOLD PRODUCTS—1.1%
Colgate-Palmolive Co.	12,200	719,678
Procter & Gamble Co.	27,500	1,754,500

		2,474,178

INSURANCE—5.7%
AFLAC, Inc.	81,100	2,553,839
American International Group, Inc.	43,900	3,775,400
CIGNA Corp.	5,400	517,428
Hartford Financial Services Group, Inc.	15,800	1,080,720
RenaissanceRe Holdings Ltd.	22,200	1,645,020
XL Capital Ltd., Class A	42,200	3,464,620

		13,037,027

INTEGRATED OIL—0.5%
Chevron Corp.	12,200	1,104,100

METALS—0.4%
ALCOA, Inc.	21,800	858,920

MULTIMEDIA—4.0%
AOL Time Warner, Inc.*	92,850	4,921,050
USA Networks, Inc.*	31,100	876,709
Viacom, Inc., Class B*	47,370	2,451,397
Walt Disney Co.	29,100	840,699

		9,089,855

OIL—4.9%
Burlington Resources, Inc.	14,900	595,255
Exxon Mobil Corp.	73,153	6,389,915
Halliburton Co.	16,200	576,720
Texaco, Inc.	32,700	2,177,820
Unocal Corp.	40,300	1,376,245

		11,115,955

The accompanying notes are an integral part of the financial statements.

OIL & GAS DRILLING—1.9%
Anadarko Petroleum Corp.	48,108	2,599,275
Baker Hughes, Inc.	23,600	790,600
El Paso Corp.	6,200	325,748
Transocean Sedco Forex, Inc.	17,100	705,375

		4,420,998

PAPER & FOREST PRODUCTS—1.9%
Bowater, Inc.	46,500	2,080,410
International Paper Co.	61,300	2,188,410

		4,268,820

PUBLISHING—NEWSPAPERS—0.2%
Dow Jones & Co., Inc.	9,586	572,380

REAL ESTATE—0.3%
Cousins Properties, Inc.	28,600	767,910

RESTAURANTS—0.3%
McDonald's Corp.	22,200	600,732

RETAIL—4.0%
CVS Corp.	20,535	792,651
Home Depot, Inc.	41,200	1,917,860
May Department Stores Co.	25,150	861,639
RadioShack Corp.	14,400	439,200
The Gap, Inc.	18,900	548,100
Wal-Mart Stores, Inc.	94,400	4,606,720

		9,166,170

RETAIL—FOOD CHAINS—0.5%
Kroger Co.*	44,500	1,112,500

SEMICONDUCTORS—1.6%
Intel Corp.	121,800	3,562,650

TELECOMMUNICATIONS—6.6%
AT&T Corp.	47,902	1,053,844
AT&T Corp.—Liberty Media Corp., Class A*	52,400	916,476
BellSouth Corp.	17,700	712,779
Comcast Corp., Class A*	34,100	1,479,940
Qualcomm, Inc.*	19,800	1,157,904
Qwest Communications International, Inc.	44,700	1,424,589
SBC Communications, Inc.	92,610	3,709,957
Sprint Corp. (FON Group)	18,600	397,296
Sprint Corp. (PCS Group)*	35,200	850,080
Verizon Communications	53,810	2,878,835
WorldCom, Inc.—WorldCom Group	35,900	509,780

		15,091,480

TOBACCO—1.4%
Philip Morris Cos., Inc.	63,900	3,242,925

TRANSPORTATION—0.5%
Canadian National Railway Co.	29,840	1,208,520

TOTAL COMMON STOCK— (Cost $220,680,811)		219,041,043

DEPOSITORY RECEIPTS—1.9%
DRUGS & HEALTH CARE—0.2%
AstraZeneca PLC ADR	10,900	509,575

OIL—1.1%
Royal Dutch Petroleum Co. ADR	44,100	2,569,707

PHARMACEUTICALS—0.6%
GlaxoSmithKline PLC, ADR	22,870	1,285,294

TOTAL DEPOSITORY RECEIPTS— (Cost $3,820,256)		4,364,576

	Principal Amount (000)
SHORT TERM INVESTMENT—1.9%
REPURCHASE AGREEMENT—1.9%
State Street Corp., 3.930%, 7/02/01, maturity value of $4,222,382, dated 6/29/01 (Collateralized by $4,645,000 United States Treasury Bond, 5.250%, 11/15/28 with a value of $4,306,124)	$4,221	4,221,000

TOTAL SHORT TERM INVESTMENT— (Cost $4,221,000)		4,221,000

TOTAL INVESTMENTS— (Cost $228,722,067)—100.0%		$227,626,619

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE CORE U.S. EQUITY FUND

SCHEDULE OF INVESTMENTS

June 30, 2001 (Unaudited)

Security Description	Shares	Value
COMMON STOCK—98.7%
ADVERTISING—0.4%
Omnicom Group, Inc.	12,900	$1,109,400

AEROSPACE/DEFENSE—2.5%
Boeing Co.	28,800	1,601,280
General Dynamics Corp.	34,100	2,653,321
Honeywell International, Inc.	20,500	717,295
United Technologies Corp.	27,900	2,043,954

		7,015,850

AUTOMOBILE—1.2%
General Motors Corp.	51,700	3,326,895

BANKS—6.2%
Associated Banc-Corp.	22,200	798,978
BancWest Corp.	14,100	485,040
Bank of America Corp.	55,252	3,316,778
Citigroup, Inc.	175,366	9,266,339
Comerica, Inc.	13,000	748,800
Golden West Financial Corp.	6,200	398,288
Greater Bay Bancorp	9,200	229,816
J.P. Morgan Chase & Co.	6,090	271,614
M&T Bank Corp.	13,000	981,500
PNC Financial Services Group	4,300	282,897
SunTrust Banks, Inc.	15,300	991,134

		17,771,184

BEVERAGES—1.8%
Coca Cola Co.	17,000	765,000
Pepsi Bottling Group, Inc.	20,200	810,020
PepsiCo, Inc.	81,400	3,597,880

		5,172,900

BROADCAST MEDIA—0.6%
Chris-Craft Industries, Inc.	4,100	292,740
Cox Communications, Inc., Class A*	8,700	385,410
Fox Entertainment Group, Inc., Class A*	33,700	940,230

		1,618,380

BUILDING CONSTRUCTION—0.1%
Lennar Corp.	10,300	429,510

BUILDING PRODUCTS—0.4%
Lowe's Companies, Inc.	16,800	1,218,840

BUSINESS SERVICES—1.3%
Automatic Data Processing, Inc.	29,500	1,466,150
First Data Corp.	23,200	1,490,600
Paychex, Inc.	9,800	392,000
SEI Investments Co.	8,100	383,940

		3,732,690

CHEMICALS—1.3%
Cabot Corp.	14,000	504,280
Cabot Microelectronics Corp.*	3,900	241,800
Dow Chemical Co.	64,100	2,131,325
Great Lakes Chemical Corp.	9,100	280,735
Sigma-Aldrich Corp.	14,000	540,680

		3,698,820

COMPUTER HARDWARE/SOFTWARE & SERVICES—5.1%
Cisco Systems, Inc.*	91,200	1,659,840
Compaq Computer Corp.	57,500	890,675
EMC Corp.	75,500	2,193,275
Hewlett-Packard Co.	25,200	720,720
International Business Machines, Inc.	64,800	7,322,400
International Game Technology*	5,100	320,025
Sun Microsystems, Inc.*	83,500	1,312,620
Synopsys, Inc.*	6,000	290,340

		14,709,895

COMPUTER SOFTWARE & SERVICES—6.0%
Adobe Systems, Inc.	41,800	1,964,600
Affiliated Computer Services, Inc., Class A*	5,100	366,741
Electronic Data Systems Corp.	21,500	1,343,750
Intuit, Inc.*	6,300	251,937
Jack Henry & Associates, Inc.	11,800	365,800
Mentor Graphics Corp.*	11,300	197,750
Microsoft Corp.*	149,700	10,928,100
Oracle Corp.*	18,400	349,600
PeopleSoft, Inc.*	7,900	388,917
Sapient Corp.*	900	8,775
Siebel Systems, Inc.*	11,800	553,420

The accompanying notes are an integral part of the financial statements.

Symantec Corp.*	5,200	227,188
Yahoo!, Inc.*	16,100	321,839

		17,268,417

CONSUMER GOODS—0.2%
Fortune Brands, Inc.	16,400	629,104

COSMETICS—0.4%
Avon Products, Inc.	26,900	1,244,932

DIVERSIFIED MANUFACTURING—5.4%
Danaher Corp.	8,400	470,400
Emerson Electric Co.	26,500	1,603,250
General Electric Co.	238,800	11,641,500
ITT Industries, Inc.	10,100	446,925
PerkinElmer, Inc.	13,600	374,408
SPX Corp.*	4,200	525,756
Thermo Electron Corp.*	21,300	469,026

		15,531,265

DIVERSIFIED OPERATIONS—2.9%
Applera Corp.—Applied Biosystems Group	9,100	243,425
Corning, Inc.	32,700	546,417
Johnson Controls, Inc.	32,100	2,326,287
SYSCO Corp.	26,200	711,330
Tyco International Ltd.	80,862	4,406,979

		8,234,438

DRUGS & HEALTH CARE—13.4%
Abbott Laboratories	48,600	2,333,286
Allergan, Inc.	14,700	1,256,850
American Home Products Corp.	59,500	3,477,180
Baxter International, Inc.	6,200	303,800
Becton, Dickinson & Co.	8,100	289,899
Bristol Myers Squibb Co.	31,200	1,631,760
Cardinal Health, Inc.	41,475	2,861,775
Eli Lilly & Co.	37,700	2,789,800
Johnson & Johnson Co.	110,400	5,520,000
McKesson HBOC, Inc.	35,600	1,321,472
Merck & Co., Inc.	65,400	4,179,714
Pfizer, Inc.	192,875	7,724,644
Pharmacia Corp.	18,225	837,439
Schering-Plough Corp.	18,900	684,936
The Estee Lauder Cos., Inc., Class A	7,400	318,940
United Health Group, Inc.	43,000	2,655,250

		38,186,745

ELECTRIC UTILITIES—1.7%
Consolidated Edison, Inc.	11,100	441,780
Duke Energy Corp.	6,300	245,763
Entergy Corp.	39,200	1,504,888
Exelon Corp.	29,462	1,889,103
PG&E Corp.	46,000	515,200
Reliant Energy, Inc.	11,700	376,857

		4,973,591

ELECTRICAL EQUIPMENT—0.4%
General Motors Corp., Class H*	54,500	1,103,625

ELECTRONICS—1.6%
Arrow Electronics, Inc.*	27,400	665,546
Avnet, Inc.	43,600	977,512
NVIDIA Corp.*	3,100	287,525
Sanmina Corp.*	53,500	1,252,435
Solectron Corp.*	69,000	1,262,700

		4,445,718

ELECTRONICS—SEMICONDUCTORS—0.5%
Applied Materials, Inc.*	5,500	270,050
International Rectifier Corp.*	7,600	259,160
Micron Technology, Inc.*	17,600	723,360
TranSwitch Corp.*	14,900	163,900

		1,416,470

ENVIRONMENTAL CONTROL—0.6%
Allied Waste Industries, Inc.*	22,000	410,960
Waste Management, Inc.	39,700	1,223,554

		1,634,514

FINANCIAL SERVICES—7.6%
Bear Stearns Companies, Inc.	5,300	312,541
Charles Schwab Corp.	37,750	577,575
Countrywide Credit Industries, Inc.	37,800	1,734,264

The accompanying notes are an integral part of the financial statements.

Fannie Mae	52,600	4,478,890
FleetBoston Financial Corp.	53,500	2,110,575
Heller Financial, Inc., Class A	8,300	332,000
Investors Financial Services Corp.	6,100	408,700
John Hancock Financial Services, Inc.	7,400	297,924
Lehman Brothers Holdings, Inc.	35,800	2,783,450
Merrill Lynch & Co., Inc.	25,300	1,499,025
Morgan Stanley Dean Witter & Co.	20,400	1,310,292
Neuberger Berman, Inc.	4,000	272,000
The Bank of New York Co., Inc.	6,200	297,600
U.S. Bancorp	14,300	325,897
Washington Mutual, Inc.	84,900	3,187,995
Wells Fargo & Co.	37,500	1,741,125

		21,669,853

FOODS—0.7%
Archer Daniels Midland Co.	34,990	454,870
Hormel Foods Corp.	28,900	703,426
The Quaker Oats Co.	3,500	319,375
Ralston Purina Group	6,600	198,132
Tyson Foods, Inc.	24,100	221,961

		1,897,764

GAS & PIPELINE UTILITIES—0.7%
Dynegy, Inc., Class A	29,300	1,362,450
Enron Corp.	7,300	357,700
ONEOK, Inc.	15,000	295,500

		2,015,650

HOMEBUILDING—0.1%
KB Home	9,400	283,598

HOUSEHOLD PRODUCTS—1.8%
Colgate-Palmolive Co.	52,600	3,102,874
Procter & Gamble Co.	6,900	440,220
The Sherwin-Williams Co.	17,500	388,500
Unilever N.V.	21,100	1,256,927

		5,188,521

INSURANCE—4.0%
Allstate Corp.	45,610	2,006,384
American International Group, Inc.	35,572	3,059,192
CIGNA Corp.	26,000	2,491,320
Hartford Financial Services Group, Inc.	5,400	369,360
Loews Corp.	39,100	2,519,213
Progressive Corp.	6,900	932,811

		11,378,280

INTEGRATED OIL—0.8%
Chevron Corp.	26,800	2,425,400

LEISURE TIME—0.1%
Sabre Group Holdings, Inc., Class A	4,000	200,000

MACHINERY—0.1%
Harley-Davidson, Inc.	7,200	338,976

METALS—0.5%
Alcan Aluminum Ltd.	31,000	1,302,620

MINING—0.1%
Barrick Gold Corp.	19,100	289,365

MULTIMEDIA—4.7%
AOL Time Warner, Inc.*	127,550	6,760,150
Media General, Inc., Class A	6,500	299,000
Viacom, Inc., Class B*	84,612	4,378,671
Walt Disney Co.	71,400	2,062,746

		13,500,567

NETWORKING PRODUCTS—0.5%
Scientific-Atlanta, Inc.	38,200	1,550,920

OIL—5.5%
Conoco, Inc., Class B	24,296	702,154
Exxon Mobil Corp.	115,677	10,104,386
Kerr-McGee Corp.	28,300	1,875,441
Phillips Petroleum Co.	13,000	741,000
Sunoco, Inc.	32,900	1,205,127
Texaco, Inc.	14,300	952,380

		15,580,488

The accompanying notes are an integral part of the financial statements.

PETROLEUM SERVICES—0.4%
BJ Services Co.*	10,800	306,504
Tosco Corp.	18,700	823,735

		1,130,239

REAL ESTATE—0.1%
Avalonbay Communities, Inc.	6,300	294,525

RESTAURANTS—0.2%
Brinker International, Inc.*	17,500	452,375

RETAIL—5.2%
BJ' s Wholesale Club, Inc.*	7,700	410,102
CVS Corp.	48,900	1,887,540
Federated Department Stores, Inc.*	38,700	1,644,750
Home Depot, Inc.	43,300	2,015,615
Liz Claiborne, Inc.	6,900	348,105
Payless ShoeSource, Inc.*	7,000	452,900
Sears Roebuck & Co.	32,900	1,391,999
Supervalu, Inc.	15,400	270,270
Target Corp.	40,100	1,387,460
Toys "R" Us, Inc.*	19,700	487,575
Wal-Mart Stores, Inc.	73,000	3,562,400
Walgreen Co.	30,100	1,027,915

		14,886,631

RETAIL—FOOD CHAINS—0.4%
Kroger Co.*	43,400	1,085,000

SEMICONDUCTORS—1.6%
Intel Corp.	114,600	3,352,050
Linear Technology Corp.	18,000	795,960
Vishay Intertechnology, Inc.*	25,000	575,000

		4,723,010

TELECOMMUNICATIONS—7.8%
ALLTEL Corp.	6,100	373,686
AT&T Corp.	87,350	1,921,700
AT&T Corp.—Liberty Media Corp., Class A*	33,700	589,413
BCE, Inc.	15,300	402,390
BellSouth Corp.	49,900	2,009,473
CIENA Corp.*	11,200	425,600
Citizens Communications Co.*	20,200	243,006
Comverse Technology, Inc.*	15,300	873,630
L-3 Communications Holdings, Inc.*	4,100	312,830
Lucent Technologies, Inc.	24,400	151,280
Motorola, Inc.	22,300	369,288
Nortel Networks Corp.	19,540	177,619
Qualcomm, Inc.*	18,800	1,099,424
Qwest Communications International, Inc.	19,100	608,717
SBC Communications, Inc.	103,153	4,132,309
Telephone & Data Systems, Inc.	12,500	1,359,375
Tellabs, Inc.*	28,100	541,768
United States Cellular Corp.*	8,100	466,965
Verizon Communications	110,366	5,904,581
WorldCom, Inc.—MCI Group*	600	9,660
WorldCom, Inc.—WorldCom Group	15,000	213,000

		22,185,714

TOBACCO—1.3%
Philip Morris Cos., Inc.	64,000	3,248,000
R.J. Reynolds Tobacco Holdings, Inc.	9,300	507,780

		3,755,780

TRANSPORTATION—0.5%
United Parcel Service, Inc., Class B	24,800	1,433,440

TOTAL COMMON STOCK— (Cost $274,467,826)		282,041,899

DEPOSITORY RECEIPTS—1.2%
OIL—1.2%
Royal Dutch Petroleum Co. ADR	58,200	3,391,314

TOTAL DEPOSITORY RECEIPTS—(Cost $3,625,825)		3,391,314

The accompanying notes are an integral part of the financial statements.

Security Description	Principal Amount (000)	Value
SHORT TERM INVESTMENT—0.1%
REPURCHASE AGREEMENT—0.1%
State Street Corp., 3.930%, 7/2/01, maturity value of $258,084, dated 6/29/01 (Collateralized by $285,000 United States Treasury Bond, 5.250%, 11/15/28 with a value of $264,208)	$258	258,000

TOTAL SHORT TERM INVESTMENT—(Cost $258,000)		258,000

TOTAL INVESTMENTS— (Cost $278,351,651)—100.0%		$285,691,213

OTHER INFORMATION

At June 30, 2001, the CORE U.S. Equity Fund had open futures contracts as follows:

Future	Expiration	Contracts	Market Value	Unrealized Loss
S&P 500 Index	Sept 01	1	$307,925	$6,240
*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE SMALL CAP VALUE FUND

SCHEDULE OF INVESTMENTS

June 30, 2001 (Unaudited)

Security Description	Shares	Value
COMMON STOCK—94.7%
AGRICULTURE EQUIPMENT—2.0%
AGCO Corp.	76,078	$696,114
Agrium, Inc.	61,820	618,200
IMC Global, Inc.	61,300	625,260

		1,939,574

AIR FREIGHT, TRUCK & OTHER—1.1%
AirTran Holdings, Inc.*	53,007	556,573
Landstar Systems, Inc.*	7,390	502,668

		1,059,241

AUTOMOBILE—1.7%
Group 1 Automotive, Inc.*	10,775	318,940
Lithia Motors, Inc., Class A*	55,304	929,107
Wabash National Corp.	37,258	450,822

		1,698,869

BANKS—7.7%
Corus Bankshares, Inc.	13,091	788,733
Cullen/Frost Bankers, Inc.	21,648	732,785
GBC Bancorp	13,453	384,083
Pacific Century Financial Corp.	65,200	1,681,508
Sovereign Bancorp, Inc.	82,056	1,066,728
The Colonial BancGroup, Inc.	101,680	1,462,158
Washington Federal, Inc.	46,086	1,130,029
Wilmington Trust Corp.	4,796	300,469

		7,546,493

BUILDING CONSTRUCTION—2.3%
Beazer Homes USA, Inc.*	10,718	680,486
Clayton Homes, Inc.	50,158	788,484
D.R. Horton, Inc.	18,493	419,791
Lennar Corp.	9,158	381,888

		2,270,649

BUSINESS SERVICES—0.7%
National Data Corp.	13,217	428,231
Willis Group Holdings Ltd.*	15,427	273,829

		702,060

CHEMICALS—2.0%
Methanex Corp.*	77,431	406,513
Millennium Chemicals, Inc.	52,661	792,548
The Lubrizol Corp.	24,977	775,536

		1,974,597

COMMERCIAL SERVICES—1.0%
ADVO, Inc.*	27,647	944,145

COMPUTER HARDWARE—3.0%
Belden, Inc.	52,626	1,407,745
Hutchinson Technology, Inc.*	51,798	986,752
Maxtor Corp.*	99,987	524,932

		2,919,429

COMPUTER SOFTWARE & SERVICES—0.9%
DoubleClick, Inc.*	60,269	841,355

CORRECTIONAL FACILITIES—1.3%
Cornell Companies, Inc.*	49,123	685,266
Wackenhut Corrections Corp.*	40,796	534,427

		1,219,693

DIVERSIFIED MANUFACTURING—7.3%
Aaron Rents, Inc.	17,172	291,924
Corn Products International, Inc.	35,593	1,138,976
Harsco Corp.	46,312	1,256,444
Lydall, Inc.*	79,200	950,400
Milacron, Inc.	49,019	768,128
Packaging Corp. of America*	58,802	913,195
Pittston Brink's Group	35,385	788,732
Wolverine Tube, Inc.*	60,050	995,028

		7,102,827

DRUGS & HEALTH CARE—1.1%
Haemonetics Corp.*	23,089	704,215
Kos Pharmaceuticals, Inc.*	5,800	229,100
Molecular Devices Corp.*	9,304	186,545

		1,119,860

ELECTRIC UTILITIES—7.5%
El Paso Electric Co.*	32,055	512,560
Energy East Corp.	44,854	937,897
General Cable Corp.	23,729	440,173
NewPower Holdings, Inc.*	73,267	659,403
Public Service Company of New Mexico	18,629	597,991

The accompanying notes are an integral part of the financial statements.

Sierra Pacific Resources	187,886	3,004,297
Unisource Energy Corp.	21,022	482,875
Vectren Corp.	34,136	706,615

		7,341,811

ENVIRONMENTAL CONTROL—0.8%
Casella Waste Systems, Inc., Class A*	64,838	810,475

FINANCIAL SERVICES—4.0%
American Capital Strategies Ltd.	11,864	332,904
Community First Bankshares, Inc.	63,241	1,454,543
Metris Companies, Inc.	19,645	662,233
Sky Financial Group, Inc.	40,651	769,524
Susquehanna Bancshares, Inc.	32,341	658,139

		3,877,343

GAMING COMPANIES—1.1%
GTECH Holdings Corp.*	16,443	583,891
Station Casinos, Inc.*	31,326	501,216

		1,085,107

HEALTH CARE—2.8%
Beverly Enterprises, Inc.*	77,900	833,530
Health Net, Inc.*	27,059	470,827
Humana, Inc.*	79,304	781,144
Manor Care, Inc.*	19,665	624,364

		2,709,865

HOUSEHOLD PRODUCTS—0.6%
Oneida Ltd.	28,412	577,616

INSURANCE—6.3%
Horace Mann Educators Corp.	27,475	592,086
IPC Holdings Ltd.*	55,604	1,315,591
Old Republic International Corp.	25,805	748,345
PXRE Group Ltd.	29,200	569,400
The Commerce Group, Inc.	18,509	680,946
Zenith National Insurance Corp.	84,591	2,283,957

		6,190,325

INVESTMENT COMPANIES—2.1%
Allied Capital Corp.	26,227	607,155
Blackrock, Inc., Class A*	11,344	388,986
Health Care Property Investors, Inc.	23,000	791,200
Liberty Financial Cos., Inc.	9,474	307,431

		2,094,772

MULTIMEDIA—0.9%
Media General, Inc., Class A	18,421	847,366

OIL & GAS DRILLING—1.9%
Louis Dreyfus Natural Gas Corp.*	11,656	406,212
Swift Energy Co.*	49,123	1,480,076

		1,886,288

OIL & GAS SERVICES—1.6%
Cal Dive International, Inc.*	15,091	371,239
Northwest Natural Gas Co.	19,026	473,747
TETRA Technologies, Inc.*	30,632	748,952

		1,593,938

PAPER & FOREST PRODUCTS—0.8%
Caraustar Industries, Inc.	87,620	806,104

PUBLISHING—NEWSPAPERS—0.8%
Lee Enterprises, Inc.	22,115	729,795

REAL ESTATE—10.3%
CenterPoint Properties Corp.	17,551	881,060
Charles E. Smith Residential Realty, Inc.	16,975	851,296
Correctional Properties Trust	40,888	582,245
Cousins Properties, Inc.	55,054	1,478,200
Franchise Finance Corp. of America	46,106	1,157,722
Liberty Property Trust	40,214	1,190,334
LNR Property Corp.	18,444	645,540
Prentiss Properties Trust	58,281	1,532,790
Reckson Associates Realty Corp.	12,280	282,440
Storage USA, Inc.	28,620	1,030,320
Trammell Crow Co.*	41,109	454,255

		10,086,202

RESTAURANTS—1.9%
CBRL Group, Inc.	47,457	804,396
IHOP Corp.*	13,634	366,073

The accompanying notes are an integral part of the financial statements.

Mortons Restaurant Group, Inc.*	33,718	665,593

		1,836,062

RETAIL—9.5%
Brookstone, Inc.*	80,296	1,421,239
Charming Shoppes*	266,353	1,598,118
Fleming Cos., Inc.	8,173	291,776
Ingram Micro, Inc., Class A*	131,490	1,905,290
Movado Group, Inc.	42,827	865,106
ShopKo Stores, Inc.*	203,756	1,483,344
The Good Guys, Inc.*	88,200	324,576
Tuesday Morning Corp.*	52,037	689,490
Urban Outfitters, Inc.*	63,172	678,467

		9,257,406

SEMICONDUCTORS—2.8%
Caliper Technologies Corp.*	8,900	187,345
General Semiconductor, Inc.*	130,518	1,365,218
MEMC Electronic Materials, Inc.*	101,900	779,535
Methode Electronics, Inc., Class A	13,425	115,455
NeoMagic Corp.*	86,968	278,298

		2,725,851

STEEL—3.8%
Commercial Metals Co.	50,084	1,604,190
Intermet Corp.	77,743	439,248
NS Group, Inc.*	34,656	462,658
UCAR International, Inc.*	105,164	1,256,710

		3,762,806

TECHNOLOGY—0.2%
Tech Data Corp.*	6,927	231,085

TEXTILES—1.5%
Tropical Sportswear International Corp.*	72,271	1,503,960

TRANSPORTATION—1.4%
Arkansas Best Corp.*	18,421	424,604
Heartland Express, Inc.*	29,531	673,307
Teekay Shipping Corp.	7,189	287,704

		1,385,615

TOTAL COMMON STOCK— (Cost $78,347,142)		92,678,584

DEPOSITORY RECEIPTS—0.6%
MACHINERY—0.6%
Denison International PLC, ADR*	36,645	605,009

TOTAL DEPOSITORY RECEIPTS— (Cost $472,661)		605,009

	Principal Amount (000)
SHORT TERM INVESTMENT—4.7%
REPURCHASE AGREEMENT—4.7%
State Street Corp., 3.930%, 7/2/01, maturity value of $4,611,510, dated 6/29/01 (Collateralized by $5,075,000 United States Treasury Bond, 5.250%, 11/15/28 with a value of $4,704,753)	$4,610	4,610,000

TOTAL SHORT TERM INVESTMENT— (Cost $4,610,000)		4,610,000

TOTAL INVESTMENTS— (Cost $83,429,803)—100.0%		$97,893,593

*	Denotes non-income producing security.
ADR	American Depository Receipt

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF ASSETS AND LIABILITIES

June 30, 2001 (Unaudited)

	Global Income Fund	International Equity Fund	Capital Growth Fund
ASSETS
Investments—securities, at value (Note B)	$58,621,014	$141,277,152	$225,299,584
Cash, including foreign currency at value	77,594	0	117
Cash restricted for initial margin on Futures contracts	0	0	0
Dividends receivable	0	151,398	123,320
Interest receivable	1,072,742	0	167
Receivable for securities sold	0	1,978,356	773,829
Unrealized appreciation on forward currency contracts (Note F)	738,208	371,826	0
Receivable for fund shares sold	14	11	3,454
Foreign income tax reclaim receivable	0	207,798	0
Receivable for variation margin	237,241	0	0

TOTAL ASSETS	60,746,813	143,986,541	226,200,471

LIABILITIES
Due to custodian	0	558,423	0
Unrealized depreciation on forward currency contracts (Note F)	30,434	182,999	0
Payable for securities purchased	305,743	40,734	0
Investment management fee payable (Note C)	43,722	104,932	140,623
Accounts payable and accrued expenses	18,478	110,723	34,474
Payable for fund shares redeemed	1,272	32,336	92,723

TOTAL LIABILITIES	399,649	1,030,147	267,820

NET ASSETS	$60,347,164	$142,956,394	$225,932,651

NET ASSETS
Paid-in capital	$55,933,582	$150,171,372	$189,154,673
Undistributed net investment income (Note B)	6,860,531	143,722	899,776
Accumulated net realized gain (loss) on investments, futures, foreign currency transactions and options	(278,356)	13,366,936	21,204,512
Net unrealized appreciation (depreciation) of:
Investments	(2,831,567)	(20,893,007)	14,673,690
Futures	(15,994)	0	0
Foreign currency translations	678,968	167,371	0

NET ASSETS	$60,347,164	$142,956,394	$225,932,651

NET ASSET VALUE PER SHARE
Offering and redemption price per share (based on shares of capital stock outstanding, par value $.001 per share)	$10.900	$11.547	$21.039
Total shares outstanding at end of period	5,536,238	12,380,700	10,738,551
Cost of investments	$61,452,581	$162,170,159	$210,625,894

The accompanying notes are an integral part of the financial statements.

	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
ASSETS
Investments—securities, at value (Note B)	$227,626,619	$285,691,213	$97,893,593
Cash, including foreign currency at value	717	983	471
Cash restricted for initial margin on Futures contracts	0	200,000	0
Dividends receivable	182,038	206,732	104,291
Interest receivable	922	56	1,007
Receivable for securities sold	523,419	0	966,674
Unrealized appreciation on forward currency contracts (Note F)	0	0	0
Receivable for fund shares sold	1,532	2,422	0
Foreign income tax reclaim receivable	0	0	1,248
Receivable for variation margin	0	1,175	0

TOTAL ASSETS	228,335,247	286,102,581	98,967,284

LIABILITIES
Due to custodian	0	0	0
Unrealized depreciation on forward currency contracts (Note F)	0	0	0
Payable for securities purchased	1,263,771	0	589,318
Investment management fee payable (Note C)	140,590	177,301	54,031
Accounts payable and accrued expenses	52,325	50,771	20,231
Payable for fund shares redeemed	105,624	167,328	39,326

TOTAL LIABILITIES	1,562,310	395,400	702,906

NET ASSETS	$226,772,937	$285,707,181	$98,264,378

NET ASSETS
Paid-in capital	$241,344,330	$240,484,792	$79,094,687
Undistributed net investment income (Note B)	1,870,198	3,050,611	1,504,689
Accumulated net realized gain (loss) on investments, futures, foreign currency transactions and options	(15,346,143)	34,838,456	3,201,212
Net unrealized appreciation (depreciation) of:
Investments	(1,095,448)	7,339,562	14,463,790
Futures	0	(6,240)	0
Foreign currency translations	0	0	0

NET ASSETS	$226,772,937	$285,707,181	$98,264,378

NET ASSET VALUE PER SHARE
Offering and redemption price per share (based on shares of capital stock outstanding, par value $.001 per share)	$12.550	$20.178	$13.341
Total shares outstanding at end of period	18,069,887	14,159,445	7,365,579
Cost of investments	$228,722,067	$278,351,651	$83,429,803

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF OPERATIONS

For the Six Months Ended June 30, 2001 (Unaudited)

	Global Income Fund	International Equity Fund	Capital Growth Fund
INVESTMENT INCOME
Dividend income	$0	$1,782,379	$1,155,128
Interest income	1,497,516	3,653	30,300
Foreign taxes withheld	(2,656)	(229,797)	(7,247)

TOTAL INVESTMENT INCOME	1,494,860	1,556,235	1,178,181
EXPENSES
Investment management fee (Note C)	334,709	883,767	939,043
Custodian fees and expenses	55,053	204,824	39,878
Transfer agent fee	1,000	1,001	1,000
Audit fee	3,178	9,669	13,037
Directors fee (Note C)	1,458	4,635	6,264
Legal expense	248	877	804
Printing expense	1,488	4,066	3,720
Miscellaneous expense	8	8	8

Total operating expenses before reimbursement	397,142	1,108,847	1,003,754
Expense reimbursement borne by Protective Investment Advisors (Note C)	(62,433)	(225,080)	(64,711)

NET EXPENSES	334,709	883,767	939,043

NET INVESTMENT INCOME	1,160,151	672,468	239,138

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, OPTIONS AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	1,021,596	(6,589,497)	(1,869,453)
Futures	(59,357)	(4,363)	0
Foreign currency transactions	878,861	842,401	0

Total net realized gain (loss)	1,841,100	(5,751,459)	(1,869,453)
Change in unrealized appreciation (depreciation) of:
Investments	(3,183,447)	(21,880,219)	(17,137,099)
Futures	74,872	0	0
Foreign currency translations	1,740,655	(595,641)	0

Total change in unrealized appreciation (depreciation)	(1,367,920)	(22,475,860)	(17,137,099)

NET REALIZED AND UNREALIZED GAIN (LOSS)	473,180	(28,227,319)	(19,006,552)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,633,331	$(27,554,851)	$(18,767,414)

The accompanying notes are an integral part of the financial statements.

	Growth and Income Fund	CORE U.S. Equity Fund	Small Cap Value Fund
INVESTMENT INCOME
Dividend income	$1,444,845	$1,797,948	$849,372
Interest income	131,595	4,448	90,488
Foreign taxes withheld	(12,420)	(12,945)	(4,278)

TOTAL INVESTMENT INCOME	1,564,020	1,789,451	935,582
EXPENSES
Investment management fee (Note C)	952,541	1,188,689	369,224
Custodian fees and expenses	46,089	57,758	32,817
Transfer agent fee	1,001	1,001	1,001
Audit fee	14,730	17,314	4,945
Directors fee (Note C)	6,680	8,006	2,061
Legal expense	1,193	464	345
Printing expense	9,224	5,852	3,025
Miscellaneous expense	8	32	8

Total operating expenses before reimbursement	1,031,466	1,279,116	413,426
Expense reimbursement borne by Protective Investment Advisors (Note C)	(78,925)	(90,427)	(44,202)

NET EXPENSES	952,541	1,188,689	369,224

NET INVESTMENT INCOME	611,479	600,762	566,358

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY, OPTIONS AND FUTURES TRANSACTIONS
Net realized gain (loss) on:
Investments	(7,349,362)	(1,669,477)	7,808,290
Futures	0	(308,833)	0
Foreign currency transactions	(24)	12	0

Total net realized gain (loss)	(7,349,386)	(1,978,298)	7,808,290
Change in unrealized appreciation (depreciation) of:
Investments	(9,123,309)	(17,377,131)	6,154,494
Futures	0	19,999	0
Foreign currency translations	(97)	(36)	0

Total change in unrealized appreciation (depreciation)	(9,123,406)	(17,357,168)	6,154,494

NET REALIZED AND UNREALIZED GAIN (LOSS)	(16,472,792)	(19,335,466)	13,962,784

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$(15,861,313)	$(18,734,704)	$14,529,142

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

	Global Income Fund		International Equity Fund
	Six Months Ended 6/30/01 (Unaudited)	Year Ended 12/31/00	Six Months Ended 6/30/01 (Unaudited)	Year Ended 12/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$1,160,151	$2,701,826	$672,468	$785,543
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	1,841,100	3,806,523	(5,751,459)	19,391,972
Net change in unrealized appreciation (depreciation)	(1,367,920)	(1,216,542)	(22,475,860)	(51,565,007)

Net increase (decrease) in net assets resulting from operations	1,633,331	5,291,807	(27,554,851)	(31,387,492)

Distributions to shareholders (Note B):
From net investment income	0	(4,315,476)	0	(2,873,892)
From net realized gain on investments	0	0	0	(29,125,712)

Net decrease in net assets resulting from distributions	0	(4,315,476)	0	(31,999,604)
Capital stock transactions:
Net proceeds from sales	1,060,969	2,616,292	1,659,672	60,195,443
Net proceeds from reinvestment of distributions	0	4,315,476	0	31,999,604
Cost of shares redeemed	(4,350,866)	(9,721,498)	(17,462,123)	(67,429,498)

Net increase (decrease) in net assets from capital stock transactions	(3,289,897)	(2,789,730)	(15,802,451)	24,765,549

Total increase (decrease) in net assets	(1,656,566)	(1,813,399)	(43,357,302)	(38,621,547)
Net assets at beginning of period	62,003,730	63,817,129	186,313,696	224,935,243

Net assets at end of period*	$60,347,164	$62,003,730	$142,956,394	$186,313,696

Shares issued and repurchased:
Shares sold	98,042	248,390	135,670	3,549,074
Shares issued to shareholders from reinvestment of distributions	0	425,817	0	2,147,243
Shares repurchased	(402,324)	(925,098)	(1,406,069)	(4,087,730)

Net increase (decrease)	(304,282)	(250,891)	(1,270,399)	1,608,587

*Includes undistributed (overdistributed) distributions of net investment income	$6,860,531	$5,898,066	$143,722	$(528,746)

The accompanying notes are an integral part of the financial statements.

	Capital Growth Fund		Growth and Income Fund
	Six Months Ended 6/30/01 (Unaudited)	Year Ended 12/31/00	Six Months Ended 6/30/01 (Unaudited)	Year Ended 12/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$239,138	$660,638	$611,479	$1,258,788
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	(1,869,453)	23,144,066	(7,349,386)	(4,726,445)
Net change in unrealized appreciation (depreciation)	(17,137,099)	(43,608,204)	(9,123,406)	(13,589,875)

Net increase (decrease) in net assets resulting from operations	(18,767,414)	(19,803,500)	(15,861,313)	(17,057,532)

Distributions to shareholders (Note B):
From net investment income	0	(252,195)	0	(5,169,272)
From net realized gain on investments	0	(19,366,260)	0	(6,154,249)

Net decrease in net assets resulting from distributions	0	(19,618,455)	0	(11,323,521)
Capital stock transactions:
Net proceeds from sales	1,929,184	23,214,681	819,757	1,493,170
Net proceeds from reinvestment of distributions	0	19,618,455	0	11,323,521
Cost of shares redeemed	(15,083,456)	(13,712,102)	(24,601,596)	(64,500,243)

Net increase (decrease) in net assets from capital stock transactions	(13,154,272)	29,121,034	(23,781,839)	(51,683,552)

Total increase (decrease) in net assets	(31,921,686)	(10,300,921)	(39,643,152)	(80,064,605)
Net assets at beginning of period	257,854,337	268,155,258	266,416,089	346,480,694

Net assets at end of period*	$225,932,651	$257,854,337	$226,772,937	$266,416,089

Shares issued and repurchased:
Shares sold	90,022	911,750	64,621	105,622
Shares issued to shareholders from reinvestment of distributions	0	796,352	0	804,107
Shares repurchased	(712,278)	(545,933)	(1,938,287)	(4,510,495)

Net increase (decrease)	(622,256)	1,162,169	(1,873,666)	(3,600,766)

*Includes undistributed (overdistributed) distributions of net investment income	$899,776	$660,638	$1,870,198	$1,258,719

The accompanying notes are an integral part of the financial statements.

	CORE U.S. Equity Fund		Small Cap Value Fund
	Six Months Ended 6/30/01 (Unaudited)	Year Ended 12/31/00	Six Months Ended 6/30/01 (Unaudited)	Year Ended 12/31/00
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$600,762	$2,449,919	$566,358	$934,754
Net realized gain (loss) on investments, futures, foreign currency related transactions and options	(1,978,298)	36,876,640	7,808,290	8,428,829
Net change in unrealized appreciation (depreciation)	(17,357,168)	(75,676,523)	6,154,494	14,216,733

Net increase (decrease) in net assets resulting from operations	(18,734,704)	(36,349,964)	14,529,142	23,580,316

Distributions to shareholders (Note B):
From net investment income	0	(1,559,026)	0	(458,622)
From net realized gain on investments	0	(42,554,482)	0	0

Net decrease in net assets resulting from distributions	0	(44,113,508)	0	(458,622)
Capital stock transactions:
Net proceeds from sales	1,555,824	15,824,618	1,103,394	1,264,447
Net proceeds from reinvestment of distributions	0	44,113,508	0	458,622
Cost of shares redeemed	(20,373,592)	(27,754,480)	(7,183,757)	(16,241,813)

Net increase (decrease) in net assets from capital stock transactions	(18,817,768)	32,183,646	(6,080,363)	(14,518,744)

Total increase (decrease) in net assets	(37,552,472)	(48,279,826)	8,448,779	8,602,950
Net assets at beginning of period	323,259,653	371,539,479	89,815,599	81,212,649

Net assets at end of period*	$285,707,181	$323,259,653	$98,264,378	$89,815,599

Shares issued and repurchased:
Shares sold	76,685	614,973	89,615	131,821
Shares issued to shareholders from reinvestment of distributions	0	1,886,684	0	44,654
Shares repurchased	(1,002,030)	(1,107,696)	(590,960)	(1,670,470)

Net increase (decrease)	(925,345)	1,393,961	(501,345)	(1,493,995)

*Includes undistributed (overdistributed) distributions of net investment income	$3,050,611	$2,449,849	$1,504,689	$938,331

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

FINANCIAL HIGHLIGHTS

Selected data for a share of capital stock outstanding throughout each period

			Year Ended
	Six Months Ended 6/30/01 (Unaudited)
Global Income Fund			12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$10.616		$10.477	$10.650	$10.134	$10.177	$10.074

Income (loss) from investment operations:
Net investment income	0.263	(c)	0.460 *	0.496	0.422	0.558	0.628
Net realized and unrealized gain (loss)	0.021		0.446	(0.624)	0.631	0.455	0.310

Total from investment operations	0.284		0.906	(0.128)	1.053	1.013	0.938

Less Distributions:
From net investment income	0.000		(0.767)	0.000	(0.255)	(0.917)	(0.628)
In excess of net investment income	0.000		0.000	0.000	0.000	0.000	(0.036)
From net realized gain	0.000		0.000	(0.045)	(0.282)	(0.139)	(0.171)

Total distributions	0.000		(0.767)	(0.045)	(0.537)	(1.056)	(0.835)

Net asset value, end of period	$10.900		$10.616	$10.477	$10.650	$10.134	$10.177

Total Return (a)	2.67%		9.00%	(1.20)%	10.40%	9.94%	9.48%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$60,347		$62,004	$63,817	$62,763	$48,833	$37,675
Ratios to average net assets:
Net expenses (b)	1.10%		1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)	1.31%		1.30%	1.29%	1.28%	1.32%	1.42%
Net investment income (b)	3.81	%(c)	4.38%	4.24%	4.71%	5.27%	5.71%
Portfolio Turnover Rate	118%		178%	189%	194%	369%	214%
		Year Ended
	Six Months Ended 6/30/01 (Unaudited)
International Equity Fund		12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$13.648	$18.678	$14.305	$12.452	$12.865	$11.045

Income (loss) from investment operations:
Net investment income	0.050	0.080	0.180	(0.018)	0.038	0.140
Net realized and unrealized gain (loss)	(2.151)	(2.486)	4.490	2.584	0.525	1.955

Total from investment operations	(2.101)	(2.406)	4.670	2.566	0.563	2.095

Less Distributions:
From net investment income	0.000	(0.236)	(0.054)	(0.006)	(0.238)	(0.005)
From net realized gain	0.000	(2.388)	(0.243)	(0.707)	(0.738)	(0.270)

Total distributions	0.000	(2.624)	(0.297)	(0.713)	(0.976)	(0.275)

Net asset value, end of period	$11.547	$13.648	$18.678	$14.305	$12.452	$12.865

Total Return (a)	(15.39)%	(14.06)%	33.11%	20.65%	4.42%	19.00%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$142,956	$186,314	$224,935	$174,985	$131,887	$96,736
Ratios to average net assets:
Net expenses (b)	1.10%	1.10%	1.10%	1.10%	1.10%	1.10%
Gross expenses (b)	1.38%	1.35%	1.33%	1.39%	1.37%	1.38%
Net investment income (b)	0.84%	0.37%	0.47%	0.37%	0.34%	0.52%
Portfolio Turnover Rate	19%	82%	91%	79%	34%	38%

The accompanying notes are an integral part of the financial statements.

		Year Ended
Capital Growth Fund	Six Months Ended 6/30/01 (Unaudited)	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$22.697	$26.293	$20.873	$15.820	$12.647	$10.613

Income (loss) from investment operations:
Net investment income	0.026	0.057	0.025	0.081	0.104	0.134
Net realized and unrealized gain (loss)	(1.684)	(1.823)	5.697	5.427	4.243	2.209

Total from investment operations	(1.658)	(1.766)	5.722	5.508	4.347	2.343

Less Distributions:
From net investment income	0.000	(0.024)	0.000	(0.081)	(0.104)	(0.134)
In excess of net investment income	0.000	0.000	0.000	0.000	0.000	(0.002)
From net realized gain	0.000	(1.806)	(0.302)	(0.374)	(1.070)	(0.125)
In excess of net realized gain	0.000	0.000	0.000	0.000	0.000	(0.048)

Total distributions	0.000	(1.830)	(0.302)	(0.455)	(1.174)	(0.309)

Net asset value, end of period	$21.039	$22.697	$26.293	$20.873	$15.820	$12.647

Total Return (a)	(7.30)%	(7.26)%	27.76%	34.76%	34.57%	22.05%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$225,933	$257,854	$268,155	$155,149	$75,042	$30,299
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.86%	0.86%	0.85%	0.86%	0.97%	1.02%
Net investment income (b)	0.20%	0.24%	0.12%	0.54%	0.90%	1.54%
Portfolio Turnover Rate	11%	33%	38%	28%	61%	35%
		Year Ended
Growth and Income Fund	Six Months Ended 6/30/01 (Unaudited)	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$13.359	$14.716	$14.068	$15.762	$14.183	$12.197

Income (loss) from investment operations:
Net investment income	0.040	0.095	0.221	0.193	0.132	0.266
Net realized and unrealized gain (loss)	(0.849)	(0.901)	0.615	(0.651)	4.030	2.987

Total from investment operations	(0.809)	(0.806)	0.836	(0.458)	4.162	3.253

Less Distributions:
From net investment income	0.000	(0.252)	(0.011)	(0.183)	(0.131)	(0.266)
From net realized gain	0.000	(0.299)	(0.177)	(1.053)	(2.452)	(1.001)

Total distributions	0.000	(0.551)	(0.188)	(1.236)	(2.583)	(1.267)

Net asset value, end of period	$12.550	$13.359	$14.716	$14.068	$15.762	$14.183

Total Return (a)	(6.05)%	(5.67)%	5.99%	(2.92)%	29.84%	26.82%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$226,773	$266,416	$346,481	$388,290	$356,503	$210,587
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.87%	0.85%	0.86%	0.85%	0.85%	0.88%
Net investment income (b)	0.51%	0.42%	1.41%	1.25%	0.88%	2.11%
Portfolio Turnover Rate	15%	73%	116%	116%	69%	49%

The accompanying notes are an integral part of the financial statements.

		Year Ended
	Six Months Ended 6/30/01 (Unaudited)
CORE U.S. Equity Fund		12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$21.430	$27.138	$22.157	$18.409	$15.437	$13.109

Income (loss) from investment operations:
Net investment income	0.053	0.163	0.113	0.132	0.170	0.180
Net realized and unrealized gain (loss)	(1.305)	(2.646)	4.973	3.981	4.568	2.706

Total from investment operations	(1.252)	(2.483)	5.086	4.113	4.738	2.886

Less Distributions:
From net investment income	0.000	(0.114)	(0.003)	(0.133)	(0.165)	(0.180)
From net realized gain	0.000	(3.111)	(0.102)	(0.232)	(1.601)	(0.378)

Total distributions	0.000	(3.225)	(0.105)	(0.365)	(1.766)	(0.558)

Net asset value, end of period	$20.178	$21.430	$27.138	$22.157	$18.409	$15.437

Total Return (a)	(5.84)%	(10.14)%	23.02%	22.33%	30.95%	21.94%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$285,707	$323,260	$371,539	$262,994	$177,210	$101,624
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.86%	0.86%	0.85%	0.85%	0.86%	0.91%
Net investment income (b)	0.40%	0.68%	0.50%	0.71%	1.06%	1.44%
Portfolio Turnover Rate	37%	54%	55%	48%	61%	34%
		Year Ended
Small Cap Value Fund	Six Months Ended 6/30/01 (Unaudited)	12/31/00	12/31/99	12/31/98	12/31/97	12/31/96
Net asset value, beginning of period	$11.417	$8.676	$8.657	$11.726	$10.022	$9.345

Income (loss) from investment operations:
Net investment income	0.085	0.125	0.049	0.049	0.040	0.030
Net realized and unrealized gain (loss)	1.839	2.671	(0.028)	(1.885)	3.162	1.840

Total from investment operations	1.924	2.796	0.021	(1.836)	3.202	1.870

Less Distributions:
From net investment income	0.000	(0.055)	0.000	(0.051)	(0.038)	(0.030)
From net realized gain	0.000	0.000	(0.002)	(0.792)	(1.460)	(1.163)
In excess of net realized gain	0.000	0.000	0.000	(0.390)	0.000	0.000

Total distributions	0.000	(0.055)	(0.002)	(1.233)	(1.498)	(1.193)

Net asset value, end of period	$13.341	$11.417	$8.676	$8.657	$11.726	$10.022

Total Return (a)	16.88%	32.27%	0.24%	(15.32)%	32.20%	20.22%
Ratios & Supplemental Data
Net Assets, end of period (000's)	$98,264	$89,816	$81,213	$99,791	$107,984	$64,433
Ratios to average net assets:
Net expenses (b)	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
Gross expenses (b)	0.90%	0.88%	0.90%	0.89%	0.89%	0.94%
Net investment income (b)	1.23%	1.11%	0.52%	0.45%	0.38%	0.31%
Portfolio Turnover Rate	41%	85%	87%	96%	99%	100%

The accompanying notes are an integral part of the financial statements.

*	Calculated based on average shares outstanding during the period.
(a)	Total return is calculated assuming a purchase of shares at net asset value per share on the last day of the prior fiscal period and a sale at the net asset value per share on the last day of each period reported. Distributions are assumed, for the purposes of this calculation, to be reinvested at the net asset value per share on the respective payment dates of each Fund. Total return for a period of less than one year is not annualized. Total return would have been lower had Protective Investment Advisors, Inc. not reimbursed certain Fund expenses.
(b)	Annualized for periods less than one year.
(c)	The fund was required to start amortizing premiums on debt securities. The effect of this change on net investment income per share was a decrease of $0.023 per share. The effect to the ratio of net income to average net assets was a decrease of 0.39%.

The accompanying notes are an integral part of the financial statements.

PROTECTIVE INVESTMENT COMPANY

NOTES TO FINANCIAL STATEMENTS

June 30, 2001 (Unaudited)

NOTE A — ORGANIZATION

Protective Investment Company (the "Company") was incorporated in the State of Maryland on September 2, 1993 as an open-end management investment company. The Company offers six separately managed pools of assets which have differing investment objectives and policies. The Company currently issues shares in six funds: Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Value Fund (individually a "Fund" and collectively the "Funds"). The Company commenced investment operations on March 14, 1994.

The Company offers the shares of each Fund to separate accounts of Protective Life and Protective Life and Annuity Insurance Company as funding vehicles for certain variable annuity and variable life contracts issued by Protective Life and Protective Life and Annuity Insurance Company through separate accounts.

NOTE B — SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by the Company.

Valuation of Investments -- The Company's portfolio securities traded on a national securities exchange are valued at the last sale price, or, if no sale occurs, at the mean between the closing bid and closing asked prices. Portfolio securities traded over-the-counter are valued at the last sale price, or, if no sale occurs, at the mean between the last bid and asked prices. Debt securities with a remaining maturity of 61 days or more are valued on the basis of dealer-supplied quotations or by a pricing service selected by Goldman Sachs Asset Management, investment adviser to the Company, and approved by the board of directors of the Company. Short-term securities with a remaining maturity of 60 days or less are valued at their amortized cost, which approximates market value. Options and futures contracts are valued at the last sale price on the market where such options or futures contracts are principally traded. Options traded over-the-counter are valued based upon prices provided by market makers in such securities or dealers in such currencies. Securities for which current market quotations are unavailable or for which quotations are not deemed by the investment adviser to be representative of market values are valued at fair value as determined in good faith pursuant to procedures established by the board of directors.

Foreign Securities -- Foreign securities traded on a recognized securities exchange are valued at the last sale price in the principal market where they are traded, or, if closing prices are unavailable, at the last sale price available prior to the time a Fund's net asset value is determined. Foreign portfolio securities prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange.

Repurchase Agreements -- The Funds may enter into repurchase agreements under which a Fund lends excess cash and takes possession of securities with an agreement that the counterparty will repurchase such securities at a mutually agreed upon date and price. In connection with transactions in repurchase agreements, the Company's custodian takes possession of the underlying collateral securities, the fair value of which is at least equal to the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to delay due to legal proceedings and the Fund may suffer a loss.

Investment Transactions -- Investment security transactions are recorded on trade date. Realized gains and losses from security transactions are determined on the basis of identified cost

Investment Income -- Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration, net of foreign withholding taxes where applicable. Interest income is recorded on the basis of interest accrued, premium amortized and discount earned.

In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued, and is effective for years beginning after December 15, 2000. The revised guide requires a fund to amortize premium and discount on all fixed-income securities. Upon initial adoption the Funds were required to adjust the cost of its fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle did not affect the Funds' net asset values. The Global Income Fund's cumulative adjustment upon adoption of premium and discount amortization at January 1, 2001 decreased the recorded cost of its investments (but not their market value) and decreased the Undistributed Net Investment Income by $197,686.

Foreign Currency Translations -- The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the prevailing rate of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain or loss from investments. Net realized exchange gains (losses) from foreign currency transactions represent net realized exchange gains (losses) from forward foreign currency contracts, disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amount of net investment income recorded on the Funds' accounting records and the U.S. dollar equivalent amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates.

Forward Currency Contracts -- The Funds may enter into forwards in connection with planned purchases and sales of securities, to hedge specific receivables or payables against changes in future exchange rates and to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The International Equity and Global Income Funds also may use the contracts to seek to increase total return when the Adviser anticipates that the foreign currency will appreciate or depreciate in value, but securities denominated or quoted in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. A forward foreign currency contract ("forward") is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the forward fluctuates with changes in currency exchange rates. The Forward is marked-to-market daily and the change in the market value is recorded by the Funds as an unrealized gain or loss. The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Funds on each day and the resulting net unrealized appreciation, depreciation and related net receivable or payable amounts are determined by using forward currency exchange rates supplied by a quotation service. A forward may be closed prior to the contractual settlement date by entering into an offsetting position in the same currency with the same settlement terms. The unrealized gain or loss resulting from the offsetting transaction is not realized until the contractual settlement date. On the contractual settlement date the Fund recognizes a realized gain or loss equal to the difference between the value of the forward when entered into and the value of the forward on the contractual settlement date. Foreign-denominated assets and forward currency contracts may involve more risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Call and Put Options -- The Funds enter into option transactions to hedge against the fluctuation in a security's value, an index's value or a foreign currency's value. In addition the International Equity and Global Income Funds may purchase call or put options on currency to seek to increase total return when the Adviser anticipates that the currency will aprreciate or depreciate in value, but the securities quoted or denominated in that currency do not present attractive investment opportunities and are not held in the Fund's portfolio. A call option written by a Fund obligates the Fund to sell a specified currency or security to the option holder at a specified price at any time before or on the expiration date. A put option written by a Fund obligates the Fund to purchase a specified currency or security from the option holder at a specified price at any time before or on the expiration date. These transactions involve a risk that a Fund may, upon exercise of the option, be required to sell currency or securities at a price that is less than its current market value or be required to purchase currency or securities at a price that exceeds its current market value. A Fund may also realize gains or losses by entering into closing purchase transactions identical to call or put options that have been written by the Fund in order to terminate its obligation under a call or put option. In determining the amount of gain or loss realized, the option premium paid or received and related transactions costs are added to or deducted from the exercise price.

Futures Contracts -- In order to gain exposure to or protect against declines in security values, the Funds may buy and sell futures contracts. The Funds may also buy or write put or call options on these futures contracts. A Fund generally sells futures contracts to hedge against declines in the value of portfolio securities. A Fund may also purchase futures contracts to gain exposure to market changes as it may be more efficient or cost effective than actually buying securities. The Funds segregate assets to cover their respective commitments under such futures contracts. Upon entering into a futures contract, a Fund is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. The Funds recognize a realized gain or loss when the contract is closed. Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market, that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities, or that the counterparty will fail to perform its obligations.

Expenses -- The Company's expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated on the basis of relative average net assets, or otherwise allocated among the Funds as the board of directors may direct or approve.

Distributions -- Distributions from net investment income and net realized gains, if any, are declared and distributed annually. Distributions are recorded on the ex-dividend date.

Federal Income Taxes -- Each Fund of the Company is treated as a separate entity for federal tax purposes. Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Funds will not be subject to federal income taxes to the extent that they distribute all of their taxable income, including realized capital gains. In addition, by distributing during each calendar year substantially all of their net investment income, capital gains and certain other amounts, if any, the Funds will not be subject to a federal excise tax. Income distributions and capital gains distributions of a Fund are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for futures and options, foreign currency transactions and losses deferred due to wash sales. Any permanent book and tax basis differences at fiscal year-end have been reclassified to paid-in capital to reflect the tax characterization.

At December 31, 2000, the following Funds have available for federal income tax purposes unused realized capital losses which can be used to offset future realized capital gains:

	Expires December 31, 2007	Expires December 31, 2008
Global Income Fund	$1,381,249	$696,923
Growth & Income Fund	0	4,881,995
Small Cap Value Fund	4,098,558	0

Under current tax law, certain capital and currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax period ended December 31, 2000 the Global Income Fund and the Growth and Income Fund elected to defer net capital and currency losses arising between November 1, 2000 and December 31, 2000 of $6,181 and $1,857,605, respectively.

NOTE C — AGREEMENTS AND FEES

The Company has entered into an investment management agreement with Protective Investment Advisors, Inc. ("PIA" or the "Investment Manager"), a wholly-owned subsidiary of Protective Life Corporation, under which the Company agrees to pay for business management and administrative services furnished by the Investment Manager. For its services to the Company, the Investment Manager receives a monthly management fee based on the average daily net assets of each Fund at the following annual rates: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%.

In order to limit expenses, PIA has voluntarily undertaken to pay certain operating expenses of the Company or of any Fund to the extent that such expenses (excluding brokerage or other portfolio transaction expenses or expenses of litigation, indemnification, taxes or other extraordinary expenses, as accrued for each Fund) exceed the following percentages of that Fund's average daily net assets on an annualized basis: Global Income Fund, 1.10%; International Equity Fund, 1.10%; Capital Growth Fund, 0.80%; Growth and Income Fund, 0.80%; CORE U.S. Equity Fund, 0.80%; and Small Cap Value Fund, 0.80%. During the period ended June 30, 2001, the amount of such expenses assumed by PIA for the

Global Income Fund, the International Equity Fund, the Capital Growth Fund, the Growth and Income Fund, the CORE U.S. Equity Fund and the Small Cap Value Fund were $62,433, $225,080, $64,711, $78,925, $90,427 and $44,202 respectively. PIA may terminate its obligations to pay such expenses upon 120 days notice to the Company.

Goldman Sachs Asset Management acts as the investment adviser (the "Adviser") of Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund. Goldman Sachs Asset Management-International acts as the Adviser to Global Income Fund and International Equity Fund. Each Adviser has entered into an investment advisory agreement with the Investment Manager under which the Adviser manages the investment portfolios of the Fund of which it is Adviser. As compensation for their services, the Advisers receive a monthly fee from the Investment Manager based on the average daily net assets of each Fund at the following annual rates: Global Income Fund and International Equity Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.25% of assets in excess of $200 million; Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund and Small Cap Value Fund, 0.40% of the first $100 million, 0.30% of the next $100 million, and 0.20% of assets in excess of $200 million.

Directors of the Company who are not interested persons receive an annual fee of $5,000 and $2,500 for each meeting attended.

NOTE D — INVESTMENT TRANSACTIONS

Purchases and proceeds from sales and maturities of investments, excluding short-term securities, for the period ended June 30, 2001, were as follows:

	Non-U.S. Government Purchases	U.S. Government Purchases	Non-U.S. Government Sales	U.S. Government Sales
Global Income Fund	$70,047,031	$4,853,191	$69,109,020	$7,469,012
International Equity Fund	30,405,439	0	45,500,959	0
Capital Growth Fund	25,196,532	0	33,997,632	541,734
Growth and Income Fund	36,334,871	0	49,811,751	987,181
CORE U.S. Equity Fund	108,580,018	2,716,258	128,806,633	14,640
Small Cap Value Fund	36,913,656	0	43,463,033	0

The identified cost of investments in securities owned by each Fund for federal income tax purposes and their respective gross unrealized appreciation and depreciation at June 30, 2001 were as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
	Identified Cost	Appreciation	(Depreciation)
Global Income Fund	$61,452,581	$176,763	$(3,008,330)	$(2,831,567)
International Equity Fund	162,170,159	6,971,752	(27,864,759)	(20,893,007)
Capital Growth Fund	210,625,894	38,879,154	(24,205,464)	14,673,690
Growth and Income Fund	228,722,067	25,781,099	(26,876,547)	(1,095,448)
CORE U.S. Equity Fund	278,351,651	38,319,073	(30,979,511)	7,339,562
Small Cap Value Fund	83,429,803	17,189,693	(2,725,903)	14,463,790

For the period ended June 30, 2001, the Funds' Adviser, earned approximately $2,980, $1,084, $2,598, $1,097, $425 and $17,549 of brokerage commissions, respectively, from portfolio transactions (including futures transactions) executed on behalf of the Global Income Fund, International Equity Fund, Capital Growth Fund, Growth and Income Fund, CORE U.S. Equity Fund, and Small Cap Fund, respectively.

NOTE E — SHAREHOLDER TRANSACTIONS

The authorized capital stock of the Company consists of 1 billion shares, par value $.001 per share. 600 million of the authorized shares have been divided into, and may be issued in, six designated funds as follows: Global Income Fund, 100 million shares; International Equity Fund, 100 million shares; Capital Growth Fund, 100 million shares; Growth and Income Fund, 100 million shares; CORE U.S. Equity Fund, 100 million shares and Small Cap Value Fund, 100 million shares.

NOTE F — FORWARD FOREIGN CURRENCY CONTRACTS

At June 30, 2001, outstanding forward exchange currency contracts, which contractually obligate the Fund to deliver currencies at a specified date, were as follows:

GLOBAL INCOME FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	06/30/01 U.S. $ Value	Unrealized Appreciation (Depreciation)
CAD, expiring 8/21/01 (1 contract)	$761,526	$765,242	$3,716

Foreign Currency Sale Contracts
AUD,expiring 8/21/01 (1 contract)	761,526	746,544	14,982
CAD, expiring 9/14/01 (1 contract)	1,371,125	1,376,548	(5,423)
DKK, expiring 7/26/01 (2 contracts)	1,650,838	1,577,779	73,059
EUR, expiring 8/21/01 (1 contract)	20,846	20,706	140
EUR, expiring 8/22/01 (2 contracts)	21,250,367	21,104,228	146,139
GBP, expiring 7/13/01 (1 contract)	2,628,690	2,594,188	34,502
JPY, expiring 8/20/01 (4 contracts)	11,500,256	11,277,276	222,980
NOK, expiring 8/21/01 (1 contract)	383,000	382,491	509
NZD, expiring 8/16/01 (1 contract)	1,230,821	1,191,382	39,439
SEK, expiring 7/11/01 (1 contract)	1,091,863	1,024,589	67,274

	41,889,332	41,295,731	593,601

Offsetting forward currency contracts not yet settled (29 contracts)			110,457

Net unrealized appreciation			$707,774

INTERNATIONAL EQUITY FUND Foreign Currency Purchase Contracts	U.S. $ Cost on Origination Date	06/30/01 U.S. $ Value	Unrealized Appreciation (Depreciation)
AUD, expiring 7/18/01 (1 contract)	$1,186,863	$1,219,033	$32,170
DKK, expiring 07/26/01 (1 contract)	1,712,241	1,618,844	(93,397)
EUR, expiring 08/22/01 (4 contracts)	7,830,374	7,783,508	(46,866)
HKD, expiring 09/10/01 (1 contract)	621,736	621,744	8
NOK, expiring 08/23/01 (1 contract)	694,867	686,588	(8,279)
NZD, expiring 08/16/01 (1 contract)	285,515	276,336	(9,179)
SGD, expiring 07/18/01 (2 contracts)	329,761	325,805	(3,956)

	12,661,357	12,531,858	(129,499)
Foreign Currency Sale Contracts
CHF, expiring 08/15/01 (4 contracts)	3,749,774	3,674,312	75,462
EUR, expiring 07/02/01 (1 contract)	184,014	183,408	606
GBP, expiring 07/13/01 (3 contracts)	1,290,096	1,288,830	1,266
HKD, expiring 11/29/01 (1 contract)	2,598,743	2,598,597	146
JPY, expiring 08/20/01 (2 contracts)	2,114,180	2,065,815	48,365
SEK, expiring 07/11/01 (1 contract)	2,842,043	2,660,526	181,517

	12,778,850	12,471,488	307,362

Offsetting forward currency contracts not yet settled (16 contracts)			10,964

Net unrealized appreciation			$188,827

Glossary of Terms
AUD – Australian Dollar
CAD – Canadian Dollar
CHF – Swiss Franc
DEM – Deutsche Mark
DKK – Danish Krona
EUR – Euro
GBP – British Pound
HKD – Hong Kong Dollar
JPY – Japanese Yen
NOK – Norwegian Krona
NZD – New Zealand Dollar
SEK – Swedish Krona
SGD – Singapore Dollar
USD – United States Dollar

PROTECTIVE INVESTMENT COMPANY

DIRECTORS AND OFFICERS

D. Warren Bailey, Director
G. Ruffner Page, Jr., Director
Cleophus Thomas, Jr., Director
Michael D. Luce, Director
Carolyn King, President and Chairman
Richard J. Bielen, Director, Vice President and Compliance Officer
Jerry W. DeFoor, Vice President and Chief Accounting Officer
Kevin B. Borie, Treasurer
Steve M. Callaway, Secretary

INVESTMENT MANAGER

Protective Investment Advisors, Inc.

INVESTMENT ADVISERS

Goldman Sachs Asset Management
Goldman Sachs Asset Management International

PRINCIPAL UNDERWRITER

Investment Distributors, Inc.

Protective Investment Advisors, Inc., Investment Distributors, Inc.,
Protective Life Insurance Company and Protective Life and Annuity Insurance Company
are each subsidiaries of Protective Life Corporation

The information contained in this report is intended for general informational purposes only. This report is not authorized for distribution to prospective investors unless preceded or accompanied by current Company and Separate Account prospectuses which contain important information concerning the Company, the Separate Account and its current public offering of variable insurance and annuity contracts.

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Performance and Portfolio Review by Fund
  Protective Global Income Fund4
  Protective International Equity Fund3
  Protective Capital Growth Fund4
  Protective Growth and Income Fund4
  Protective CORESM U.S. Equity Fund
  Protective Small Cap Value Fund2,4
PROTECTIVE GLOBAL INCOME FUND
  SCHEDULE OF INVESTMENTS
PROTECTIVE INTERNATIONAL EQUITY FUND
  SCHEDULE OF INVESTMENTS
PROTECTIVE CAPITAL GROWTH FUND
  SCHEDULE OF INVESTMENTS
PROTECTIVE GROWTH AND INCOME FUND
  SCHEDULE OF INVESTMENTS
PROTECTIVE CORE U.S. EQUITY FUND
  SCHEDULE OF INVESTMENTS
PROTECTIVE SMALL CAP VALUE FUND
  SCHEDULE OF INVESTMENTS
PROTECTIVE INVESTMENT COMPANY
  STATEMENTS OF ASSETS AND LIABILITIES
PROTECTIVE INVESTMENT COMPANY
  STATEMENTS OF OPERATIONS
PROTECTIVE INVESTMENT COMPANY
  STATEMENTS OF CHANGES IN NET ASSETS
PROTECTIVE INVESTMENT COMPANY
  FINANCIAL HIGHLIGHTS
PROTECTIVE INVESTMENT COMPANY
  NOTES TO FINANCIAL STATEMENTS